SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 20, 1998
                                                         -----------------

                               NFO Worldwide, Inc.
                               -------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        0-21460                                               06-1327424
        -------                                               ----------
(Commission file number)                              (IRS Employer File Number)

                      2 Pickwick Plaza, Greenwich, CT 06830
                      -------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 629-8888
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                               NFO WORLDWIDE, INC.
                                      INDEX

                                                                           PAGE
                                                                          NUMBER

Item 7 - Financial Statements and Exhibits                                   4

Signature                                                                    5

Independent Auditors' Reports for the years ended
  September 30, 1998, 1997, and 1996                                         6

Infratest Burke Aktiengesellschaft Holding Munich Consolidated Financial
  Statements as of September 30, 1998                                        7

Infratest Burke Aktiengesellschaft Holding Munich Consolidated Financial
  Statements as of September 30, 1997                                       27

Infratest Burke Aktiengesellschaft Holding Munich Consolidated Financial
  Statements as of September 30, 1996                                       46

Description of Pro Forma Combined Condensed Financial Information           61

Pro Forma Combined Condensed Balance Sheet as of September 30, 1998         62

Pro Forma Combined Condensed Statement of Income for the nine months
  ended September 30, 1998                                                  63

Pro Forma Combined Condensed Statement of Income for the year ended
  December 31, 1997                                                         64

Notes to Pro Forma Combined Condensed Financial Information                 65

Exhibit 10.1* Stock Purchase Agreement dated as of November 10, 1998 by and among NFO Europe (Deutschland) GmbH & Co. KG, NFO Worldwide, Inc. (the "Company") and all of the Stockholders (the "Sellers") of Infratest Burke Aktiengesellschaft Holding ("Infratest").

Exhibit 10.2*  Letter Agreement dated November 17, 1998 among the
               Company, Infratest and the Sellers.

Exhibit 10.3* Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's Adjustable Rate Series A Senior Notes due 2005 and the Company's Adjustable Rate Series B Senior Notes due 2008.

Exhibit 10.4* Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's 9.84% Senior Subordinated Notes due 2008.

Exhibit 10.5* Amendment dated as of November 20, 1998 to the separate Note Purchase Agreements dated as of March 9, 1998 between the Company and each of the institutions signatory thereto.

Exhibit 10.6* Amendment No. 1 dated as of November 20, 1998 to the Credit Agreement dated as of March 9, 1998 by and among the Company, Fleet National Bank and The Chase Manhattan Bank, as co-agents, and the banks signatory thereto.

Exhibit 23.1   Consent of Independent Public Accountants                    67

Exhibit 99.1* Press Release dated November 23, 1998 by the Company announcing the Company's private placement.

Exhibit 99.2* Press Release dated November 23, 1998 by the Company announcing the Infratest acquisition.

------------------
* Previously filed

This Amendment No. 1 amends the Current Report on Form 8-K of NFO Worldwide, Inc. (the "Company") dated November 20, 1998 (the "Form 8-K"). As provided in
Item 7(a) and 7(b) of Form 8-K, the Form 8-K did not include (i) audited financial statements of Infratest Burke Aktiengesellschaft Holding ("Infratest"), the business acquired in the transaction, or (ii) pro forma financial statements of the Company, neither of which were available at the time the Form 8-K was filed. This Amendment No. 1 is filed to provide audited financial statements of Infratest and to also provide the required pro forma financial information.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. The following financial statements of Infratest prepared in accordance with German GAAP are filed as part of this Current Report:

         o Independent Auditors' Reports for the years ended September 30, 1998, 1997, and 1996.

         o Infratest Burke Aktiengesellschaft Holding Munich Consolidated Financial Statements as of September 30, 1998

         o Infratest Burke Aktiengesellschaft Holding Munich Consolidated Financial Statements as of September 30, 1997

         o Infratest Burke Aktiengesellschaft Holding Munich Consolidated Financial Statements as of September 30, 1996

(b) Pro Forma Financial Information. The following unaudited pro forma financial information is filed as part of this Current Report:

         o Description of Pro Forma Combined Condensed Financial Information

         o Pro Forma Combined Condensed Balance Sheet as of September 30, 1998.

         o Pro Forma Combined Condensed Statement of Income for the nine months ended September 30, 1998.

         o Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1997.

         o Notes to Pro Forma Combined Condensed Financial Information.

(c)      Exhibits:

         10.1* Stock Purchase Agreement dated as of November 10, 1998 by and among NFO Europe (Deutschland) GmbH & Co. KG, NFO Worldwide, Inc. (the "Company") and all of the Stockholders (the "Sellers") of Infratest Burke Aktiengesellschaft Holding ("Infratest").

         10.2* Letter Agreement dated November 17, 1998 among the Company, Infratest and the Sellers.

         10.3* Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's Adjustable Rate Series A Senior Notes due 2005 and the Company's Adjustable Rate Series B Senior Notes due 2008.

         10.4* Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's 9.84% Senior Subordinated Notes due 2008.

         10.5* Amendment dated as of November 20, 1998 to the separate Note Purchase Agreements dated as of March 9, 1998 between the Company and each of the institutions signatory thereto.

         10.6* Amendment No. 1 dated as of November 20, 1998 to the Credit Agreement dated as of March 9, 1998 by and among the Company, Fleet National Bank and The Chase Manhattan Bank, as co-agents, and the banks signatory thereto.

         23.1     Consent of Independent Public Accountants.

         99.1* Press Release dated November 23, 1998 by the Company announcing the Company's private placement.

         99.2* Press Release dated November 23, 1998 by the Company announcing the Infratest acquisition.

------------------
* Previously filed

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NFO Worldwide, Inc.


                                        By: /s/ PATRICK G. HEALY
                                        ------------------------
                                        PATRICK G. HEALY
                                        President - AustralAsia and the
                                        Middle East and
                                        Chief Financial Officer
                                        (Authorized Officer of Registrant and
                                        Principal Financial Officer)

Dated: February 3, 1998
       ----------------

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Board of Directors of
Infratest Burke Aktiengesellschaft Holding


We have audited the accompanying consolidated balance sheets of Infratest Burke Aktiengesellschaft Holding and subsidiaries ("IB") as of September 30, 1998, 1997 and 1996 and the related consolidated statements of operations for each of the years in the three year period ended September 30, 1998. These consolidated financial statements are the responsibility of IB's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Germany which are similar to US generally accepted auditing standards in all material respects. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion based on our audits, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of IB as of September 30, 1998, 1997 and 1996 and the results of their operations for each of the years in the three year period ended September 30, 1998 in conformity with generally accepted accounting principles in Germany.

Further, in our opinion, the reconciliation of consolidated net income and shareholders' equity for the years ended September 30, 1998 and 1997 presented in Note 6 and 7 to the accompanying consolidated financial statements, presents fairly in all material respects, the reconciliation of net income and shareholders` equity, as shown in the consolidated financial statements, to net income and shareholders' equity as determined in accordance with accounting principles generally accepted in the United States of America.


Munich, Germany
January 15, 1999

                                     Haarmann, Hemmelrath & Partner GmbH
                                       Wirtschaftsprufungsgesellschaft
                                         Steuerberatungsgesellschaft


                                      Zelger                 ppa. Pilenghi
                                Wirtschaftsprufer          Wirtschaftsprufer

Attachments

                   Infratest Burke Aktiengesellschaft Holding

                                     Munich

                        Consolidated Financial Statements

                            as of September 30, 1998

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

               CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1998

ASSETS
                                                      1998             1997
                                                       DM               DM
                                                 --------------   --------------
A. FIXED ASSETS

    I.Intangible assets
      1. Franchise, trademarks, patents,
         licences and similar rights              11,150,627.83    16,297,565.38
      2. Goodwill                                 39,065,569.29    42,063,252.14
                                                 --------------   --------------
                                                  50,216,197.12    58,360,817.52
   II.Property, plant and equipment
      1. Land, leasehold rights and buildings,
         including buildings on non-owned land     9,364,268.69    10,108,100.18
      2. Other equipment, fixtures, fittings and
         equipment                                15,956,366.84    16,048,743.47
                                                 --------------   --------------
                                                  25,320,635.53    26,156,843.65
  III.Financial assets
      1. Shares in affiliated companies            2,843,350.76       624,468.00
      2. Shares in associated companies              350,079.77       301,804.92
      3. Investments                                 192,260.30       532,681.94
      4. Loans due from other group companies        321,530.00       271,530.00
      5. Securitiy investments                             0.00        40,766.25
      6. Other loans                                 363,777.43       349,693.92
                                                 --------------   --------------
                                                   4,070,998.26     2,120,945.03
                                                 --------------   --------------
                                                  79,607,830.91    86,638,606.20
                                                 --------------   --------------
B. CURRENT ASSETS

    I.Inventories
      1. Raw material and supplies                   319,258.14       365,497.24
      2. Work in process and finished goods       51,612,031.32    44,442,315.88
      3. minus: advance payments received on
         accounts orders                         -51,612,031.32   -44,442,315.88
      4. Advance payments                             10,380.00       120,695.00
                                                 --------------   --------------
                                                     329,638.14       486,192.24

   II.Accounts receivable and other assets
      1. Accounts receivable trade                59,871,699.84    51,213,594.89
      2. Accounts due from affiliated companies      181,135.33           230.00
      3. Accounts due from joint ventures            676,702.59           173.90
      4. Accounts due from other group companies     527,865.84       524,209.16
      5. Other assets                              6,766,373.35     5,796,290.47
                                                 --------------   --------------
                                                  68,023,776.95    57,534,498.42
  III.Marketable securities
         Other marketable securities                 186,764.03       205,156.18

   IV.Checks, cash on hand and in Federal Bank
      and in postal giro accounts and cash in
      banks                                       12,881,001.82    15,134,051.05
                                                 --------------   --------------
                                                  81,421,180.94    73,359,897.89
                                                 --------------   --------------

C. DEFERRED TAX ASSETS                               845,679.25       799,475.25
                                                 --------------   --------------

D. PREPAID EXPENSES AND DEFERRED CHARGES           4,762,617.01     2,481,096.07
                                                 --------------   --------------

                                                 166,637,308.11   163,279,075.41
                                                 ==============   ==============

LIABILITIES AND SHAREHOLDER'S EQUITY

                                                      1998             1997
                                                       DM               DM
                                                 --------------   --------------
A. SHAREHOLDERS' EQUITY

    I.Capital subscribed                             100,000.00       100,000.00
   II.Capital surplus                             29,180,000.00    29,180,000.00
  III.Consolidated accumulated deficit, brought
      forward                                    -12,710,228.79   -15,726,626.48
   IV.Consolidated net income/(loss)               6,902,903.42     3,630,799.65
    V.Minority interest                            1,435,961.32     1,025,228.16
   VI.Accumulated translation difference             174,652.61       620,197.16
                                                 --------------   --------------
                                                  25,083,288.56    18,829,598.49
                                                 --------------   --------------
B. PROVISIONS AND ACCRUED LIABILITIES

   1. Provisions for pensions and similar
      obligations                                     73,114.84       112,633.95
   2. Accrued taxes                                4,671,729.62     4,992,685.33
   3. Deferred taxes                                 417,932.51             0.00
   4. Other provisions and accrued liabilities    40,594,752.41    31,265,849.52
                                                 --------------   --------------
                                                  45,757,529.38    36,371,168.80
                                                 --------------   --------------

C. LIABILITIES

   1. Liabilities due to banks                    43,830,322.94    55,203,766.17
   2. Advance payments received on account of
      orders                                         894,653.49     1,241,319.09
   3. Trade accounts payable                      18,007,818.41    15,884,769.80
   4. Accounts due to affiliated companies         2,703,659.29     3,208,642.29
   5. Accounts payable due to joint ventures       1,028,782.05        73,437.02
   6. Accounts due to other group companies        1,389,280.34       575,360.64
   7. Other liabilities                           27,625,362.19    31,623,276.57
                                                 --------------   --------------
                                                  95,479,878.71   107,810,571.58
                                                 --------------   --------------

D. DEFERRED CHARGES                                  316,611.46       267,736.54
                                                 --------------   --------------


                                                 --------------   --------------

                                                 166,637,308.11   163,279,075.41
                                                 ==============   ==============

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

                        CONSOLIDATED STATEMENT OF INCOME

                           FOR THE FISCAL YEAR 1997/98

                                                                                          1998                  1997
                                                                                           DM                    DM
                                                                                  --------------------  --------------------
   1.  Sales                                                                            362,586,890.62        289,983,801.85
   2.  Increase of work in process and finished goods                                     7,169,715.44          5,066,942.11
   3.  Other operating income                                                             5,361,415.57          7,809,006.16
   4.  Expenses of services received                                                   -129,870,733.28        -94,238,723.43
   5.  Personnel expenses
       a)  Wages and salaries                                                          -119,219,244.92        -92,622,345.66
       b)  Social security, pension and other benefit costs                             -23,259,376.11        -20,515,468.02
   6.  Depreciation expenses                                                            -16,769,891.19        -14,193,453.60
   7.  Other operating expenses                                                         -68,974,279.36        -69,986,307.74
   8.  Income from investments and associated companies                                     630,440.28            786,867.05
   9.  Other interest and similar income                                                    492,317.31            431,865.97
  10.  Write-offs of financial assets and marketable securities                            -865,218.31            -63,163.18
  11.  Interest and similar expenses                                                     -4,031,523.43         -3,766,351.93
                                                                                  --------------------  --------------------
  12.  Result from ordinary operation                                                    13,250,512.62          8,692,669.58
                                                                                  --------------------  --------------------
  13.  Taxes on income                                                                   -3,765,533.74         -3,292,888.40
  14.  Other taxes                                                                       -1,692,428.29         -1,389,626.43
                                                                                  --------------------  --------------------
  15.  Consolidated profit / (loss) before minority-interest                              7,792,550.59          4,010,154.75
                                                                                  --------------------  --------------------
  16.  Minority-interest                                                                   -889,647.17           -379,355.10
                                                                                  --------------------  --------------------
  17.  Consolidated profit / (loss)                                                       6,902,903.42          3,630,799.65
                                                                                  ====================  ====================

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                           FOR THE FISCAL YEAR 1997/98


1.       INFORMATION ON INVESTMENT HOLDINGS

For the following notes, the ultimate participating interest of Infratest Burke AG Holding in the capital of the individual companies has been calculated as a percentage.


1.1      Consolidated subsidiaries

                                                                  Partici-                          Net          Operating result
                                                                   pating                          Worth        for the fiscal year
                                                                  Interest      Nominal          09/30/98             1997/98
Name and principal place of business                                as %        Capital             TDM                 TDM
------------------------------------                              --------- ----------------  ---------------- ---------------------
Infratest Burke International GmbH Holding, Munich                     100       TDM 30.000            39,840                  7,461
Infratest Burke GmbH & Co, Forschung fur Entscheidungen
   in Wirtschaft und Gesellschaft, Munich 1)                           100        TDM 2.000             2,000                  7,421
Infratest Burke Wirtschaftsforschung GmbH & Co, Munich 1)              100           TDM 50                50                  4,181
Infratest Burke Sozialforschung GmbH & Co, Munich 1)                   100           TDM 50                50                  2,086
Infratest Burke S.p.A., Mailand, Italien                               100     MioLIR 1.000             2,557                  1,116
Infratest Burke S.a.r.l., Paris, France                                100          TFF 270             1,027                    556
Infratest Burke Group Ltd., London, UK                                 100       TGBP 2.000             7,136                    490
PAS Group Ltd., London, UK                                             100         TGBP 342             2,712                    427
Infratest Burke InCom GmbH & Co, Forschung und Beratung
   fur die Informations- und Kommunikationsmarkte, Munich 1)           100          TDM 100               100                  2,087
Infratest Burke International Services Ltd., London, UK                100          TGBP 60              -122                     95
Infratest dimap Gesellschaft fur Trend- und Wahlforschung
   mbH, Berlin                                                          74           TDM 50               -78                     49
NEXXUS Kommunikationsanlagen GmbH, Betrieb und
   Vermietung, Munich                                                  100           TDM 50                37                     21
Infratest Burke AB, Goteborg, Sweden                                  75.2         TSEK 100               262                    -27
Infratest Burke Asia Pacific Ltd., London, UK                          100          TGBP 50               -37                    254
Infratest Burke GmbH & Co. Marketingforschung, Frankfurt am Main       100          TDM 100               100                     26
Trendbox B.V., Amsterdam, Netherlands                                   75         THFL 250            -1,447                   -436
Infratest Gesundheitsforschung GmbH & Co., Munich 1)                    80           TDM 20                20                  2,030
KFM Klinische Forschung GmbH, Munich                                    72           TDM 50               443                    291
Testpanel-Marktforschungsinstitut GmbH, Wetzlar                        100           TDM 60               737                    440

1) The presentation of the nominal capital and net worth relates to the capital account of the limited-liability partner of the respective partnership.

1.2      Non-consolidated subsidiaries

                                                                  Partici-                          Net          Operating result
                                                                   pating                          Worth        for the fiscal year
                                                                  Interest      Nominal          09/30/98             1997/98
Name and principal place of business                                as %        Capital             TDM                 TDM
------------------------------------                              --------- ----------------  ----------------  --------------------
Infratest Burke Core Company Ltd., London, England                     100         TGBP 150               386                      0
Infratest U.S. Inc. Wilmington (USA) 1)                                100           TUSD 1                 -                      -
Infratest Burke Beteiligungs GmbH, Munich                              100           TDM 50                57                      3
Infratest Burke Verwaltungs-GmbH, Munich                               100           TDM 50                58                      3
Infratest Burke Wirtschaftsforschung Beteiligungs-GmbH, Munich         100           TDM 50                58                      3
Infratest Burke Sozialforschung Beteiligungs-GmbH, Munich              100           TDM 50                15                      5
Infratest Burke InCom Beteiligungs GmbH, Munich                        100           TDM 50                58                      3
InfraForces S.a.r.l., Paris, France                                    100          TFF 100              -270                   -328
Infratest Gesundheitsforschung GmbH, Geretsried                         80           TDM 50                58                      2
Plus Remark Research for Marketing, Istanbul, Turke 2)                 55        TRK 7.500             1,096                    473

1) No data on the year-end closing were available by the date of preparation of the annual financial statements
2) Data as of December 31, 1997

These firms were not included in the consolidated financial statements in view of their minimal business activity during the fiscal year 1997/98 or their secondary importance with respect to the consolidated financial statements pursuant to Section 296 of the Commercial Code.

Additional participating interests are held in companies that are currently inactive or are in liquidation.

1.3      Joint Ventures in the sense of Section 310 of the Commercial Code

                                                                  Partici-                          Net          Operating result
                                                                   pating                          Worth        for the fiscal year
                                                                  Interest      Nominal          09/30/98             1997/98
Name and principal place of business                                as %        Capital             TDM                 TDM
------------------------------------                              --------- ----------------  ----------------  --------------------
Burke Inc., Cincinnati, USA                                             50       TUSD 3.750             3,023                 2,080
Infratest + GFK Gesundheitsforschung
    GmbH & Co., Berlin 1)                                               40           TDM 70                70                 2,496
Infratest Gesundheitsforschung (Suisse) GmbH,                           34         TSFR 200               166                   777
ZEG Zentrum fur Epidemiologie und Gesundheits-
    forschung GmbH, Zepernick                                           22          TDM 150               580                   359
GPI Kommunikationsforschung Gesellschaft fur                            32           TDM 50             1,343                 1,247
    Pharma-Informationssysteme mbH, Nurnberg
I + G Infratest und GFK Medical Research                                26         TUSD 100             1,136                   378
    International Inc., Rhode Island, USA
I + G Nordic Medical Research A/S, Copenhagen                           28         TDKK 500               187                    57
    Denmark
IMePa Institut fur Medizin- und Patientenforschung
    GmbH, Munich                                                        20          TDM 100               399                   188
I + G Gesundheitsforschung GmbH & Co, Nurnberg                          40           TDM 50                50                 2,450

1)  The presentation of the nominal capital and net worth relates to the capital accounts of the limited and unlimited partner of the respective partnership.

1.4      Associated companies in the sense of Section 311 of the Commercial Code

                                                                  Partici-                          Net          Operating result
                                                                   pating                          Worth        for the fiscal year
                                                                  Interest      Nominal          09/30/98             1997/98
Name and principal place of business                                as %        Capital             TDM                 TDM
------------------------------------                              --------- ----------------  ----------------  --------------------
Infratel GmbH Telefonische Datenerhebung
    und Datenverarbeitung, Bielefeld 1)                                 29           TDM 50               233                    49
P & P Software und Consulting Gesellschaft
    mbH, Bad Homburg 1)                                                 20         TDM 56,5               755                   613
MedVantage GmbH Integriertes Datenmanagement
    im Healthcare Markt, Frankfurt                                      18          TDM 100            -1,693                     9
GPI Gesellschaft fur Pharma-Informations-
    systeme mbH, Frankfurt 2)                                           12          TDM 100             1,687                 1,537
MAP I + G  S.A., Lyon, France 3)                                        20          TFF 350             1,106                    12

1) The data pertain to the unaudited annual financial statements as of December 31, 1997
2) The data pertain to the annual financial statements as of November 30, 1997
3) The data pertain to the annual financial statements as of September 30, 1997

2.       BASIC PRINCIPLES OF PREPARATION OF BALANCE SHEET AND VALUATION

2.1      Individual annual financial statements included

The provisions of the Commercial Code and the Stock Corporation Law relating to balance-sheet preparation, valuation and recognition are complied with in preparing the annual accounts included in the consolidated financial statements. In cases where tax provisions relating to balance-sheet preparation mandate the preparation of a corresponding balance-sheet as part of the annual financial statements, compliance with these tax provisions is maintained.

2.1.1    Assets

Intangible and tangible fixed assets are recorded at acquisition cost less scheduled depreciation. Depreciation is calculated by the straight-line method, at the rates permitted by tax law. Low-cost economic goods are depreciated in full during the year of acquisition and are shown in the development of the assets as additions and disposals and as depreciation for the current fiscal year.

The rates of depreciation are:

Goodwill                                                      6,7 - 25 % p.a.
Software                                                            25 % p.a.
Vehicle fleet                                                  20 - 25 % p.a.
Other factory and office equipment                             10 - 33 % p.a.

Fixed assets developed as follows (from 10-01 1997 to 09-30 1998):


                                                                  Cost
                        -----------------------------------------------------------------------------------------------------------
                          10-01-1997                      10-01-1997
                        at closing date    Exchange     at closing date
                             rate            rate            rate
                           09-30-97       differences      09-30-98        Additions     Transfers     Disposals       09-30-98
                              DM              DM              DM              DM            DM            DM              DM
                        -----------------------------------------------------------------------------------------------------------
Intangible assets
-----------------
1. Franchises,
   trademarks, patents,
   licences and
   similar rights         27,621,348.56   -126,999.85     27,494,348.71     378,891.75      8,566.24    258,335.17    27,623,471.53
2. Goodwill               45,268,543.73          0.00     45,268,543.73      10,077.79          0.00          0.00    45,278,621.52
                        -----------------------------------------------------------------------------------------------------------
                          72,889,892.29   -126,999.85     72,762,892.44     388,969.54      8,566.24    258,335.17    72,902,093.05
                        -----------------------------------------------------------------------------------------------------------

Property, plant and
equipment
-------------------
1. Land, leasehold rights
   and buildings,
   including buildings
   einschlielslich der
   Bauten on non-owned
   land                   10,253,673.18   -159,571.42     10,094,101.76      38,333.83   -217,487.72      5,510.10     9,909,437.77
2. Technical equipment,
   plant and machinery     5,295,124.69   -212,064.60      5,083,060.09   1,507,564.80  1,088,829.92    761,629.98     6,917,824.83
3. Other equipment,
   fixtures, fittings
   and equipment          34,279,492.76   -350,912.83     33,928,579.93   6,484,380.85   -713,230.96  3,156,929.22    36,542,800.60
4. Advance payments          168,812.23       -649.63        168,162.60     366,625.04   -166,677.47      1,485.12       366,625.05
                        -----------------------------------------------------------------------------------------------------------
                          49,997,102.86   -723,198.48     49,273,904.38   8,396,904.52     -8,566.23  3,925,554.42    53,736,688.25
                        -----------------------------------------------------------------------------------------------------------
Financial assets
----------------
1. Shares in affiliated
   companies                 624,468.00          0.00        624,468.00   2,130,747.12     88,135.64          0.00     2,843,350.76
2. Loans due from
   affiliated companies            0.00          0.00              0.00   1,769,714.31          0.00          0.00     1,769,714.31
3. Shares in associated
   companies               1,233,244.30          0.00      1,233,244.30      74,500.00          0.00     26,225.15     1,281,519.15
4. Investments               696,554.74          0.00        696,554.74           0.00    -88,135.64    252,286.00       356,133.10
5. Loans due from other
   group companies           271,530.00          0.00        271,530.00      50,000.00          0.00          0.00       321,530.00
6. Security investments       40,766.25          0.00         40,766.25           0.00          0.00     40,766.25             0.00
7. Other loans               349,693.92     -1,103.77        348,590.15      76,862.17          0.00     61,674.90       363,777.42
                        -----------------------------------------------------------------------------------------------------------
                           3,216,257.21     -1,103.77      3,215,153.44   4,101,823.60          0.00    380,952.30     6,936,024.74
                        -----------------------------------------------------------------------------------------------------------
                         126,103,252.36   -851,302.10    125,251,950.26  12,887,697.66          0.00  4,564,841.89   133,574,806.04
                        ===========================================================================================================

                                                   Depreciation
------------------------------------------------------------------------------------------------------------------------------------
  10-01-1997                      10-01-1997
at closing date    Exchange     at closing date    Additions     Exchange      Additions
     rate            rate            rate           Average        rate     at closing date
   09-30-97       differences      09-30-98          rate       differences      rate          Transfers    Disposals     09-30-98
      DM              DM              DM              DM            DM            DM              DM           DM            DM
------------------------------------------------------------------------------------------------------------------------------------
 11,323,783.18    -107,245.31    11,216,537.87   5,417,504.37    -2,920.16    5,414,584.21     8,563.25    166,841.63  16,472,843.70
  3,205,291.59           0.00     3,205,291.59   3,007,760.64         0.00    3,007,760.64         0.00          0.00   6,213,052.23
------------------------------------------------------------------------------------------------------------------------------------
 14,529,074.77    -107,245.31    14,421,829.46   8,425,265.01    -2,920.16    8,422,344.85     8,563.25    166,841.63  22,685,895.93
------------------------------------------------------------------------------------------------------------------------------------


    145,573.00     -11,652.20       133,920.80     473,749.83    -1,402.16      472,347.67   -55,589.29      5,510.10     545,169.08
  2,968,746.61    -129,604.05     2,839,142.56   1,541,107.15   -71,927.30    1,469,179.85   596,635.29    753,080.41   4,151,877.29
 20,725,939.60    -189,299.09    20,536,640.51   6,362,402.04   -45,265.06    6,317,136.98  -549,609.25  2,585,161.90  23,719,006.34
          0.00           0.00             0.00           0.00         0.00            0.00         0.00          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 23,840,259.21    -330,555.34    23,509,703.87   8,377,259.02  -118,594.52    8,258,664.50    -8,563.25  3,343,752.41  28,416,052.71
------------------------------------------------------------------------------------------------------------------------------------


          0.00           0.00             0.00           0.00         0.00            0.00         0.00          0.00           0.00
          0.00           0.00             0.00   1,769,714.31         0.00    1,769,714.31         0.00          0.00   1,769,714.31
    931,439.38           0.00       931,439.38           0.00         0.00            0.00         0.00          0.00     931,439.38
    163,872.80           0.00       163,872.80           0.00         0.00            0.00         0.00          0.00     163,872.80
          0.00           0.00             0.00           0.00         0.00            0.00         0.00          0.00           0.00
          0.00           0.00             0.00           0.00         0.00            0.00         0.00          0.00           0.00
          0.00           0.00             0.00           0.00         0.00            0.00         0.00          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  1,095,312.18           0.00     1,095,312.18   1,769,714.31         0.00    1,769,714.31         0.00          0.00   2,865,026.49
------------------------------------------------------------------------------------------------------------------------------------
 39,464,646.16    -437,800.65    39,026,845.51  18,572,238.34  -121,514.68   18,450,723.66         0.00  3,510,594.04  53,966,975.13
====================================================================================================================================


           Net book value
------------------------------------

    09-30-1998         09-30-1997
        DM                 DM
------------------------------------
   11,150,627.83      16,297,565.38
   39,065,569.29      42,063,252.14
------------------------------------
   50,216,197.12      58,360,817.52
------------------------------------


    9,364,268.69      10,108,100.18
    2,765,947.54       2,326,378.08
   12,823,794.26      13,553,553.16
      366,625.05         168,812.23
------------------------------------
   25,320,635.54      26,156,843.65
------------------------------------


    2,843,350.76         624,468.00
            0.00               0.00
      350,079.77         301,804.92
      192,260.30         532,681.94
      321,530.00         271,530.00
            0.00          40,766.25
      363,777.42         349,693.92
------------------------------------
    4,070,998.25       2,120,945.03
====================================
   79,607,830.91      86,638,606.20
====================================

The additions to depreciation include DM 32.632,82 resulting from the initial consolidation of ImePa GmbH on quota-basis (26,5%) and
DM 904.496,00 resulting from the consolidation of InfraForces.

A loan in the amount of TDM 1.769 to InfraForces has been partially (50 %) in fiscal year 1996/1997 reserved, which has been eliminated in the consolidation process. The remaining book value in the amount of TDM 865 has been reserved in fiscal year 1997/98 with the result that a reserve has been provided for the total amount of the loan as of September 30, 1998.

2.1.2    Inventories

Work in process is valued at production cost. Completed but uninvoiced services are recorded as finished goods under "Inventories" and are valued at net sale price.

Production cost includes all components that must be carried as assets according to tax law.

In case the expected total production cost of work in process exceed total expected net sales revenues adequate inventory reserves are provided. Furthermore provisions are established for follow-up services yet to be performed in connection with finished or invoiced services.

Advance payments from customers are deducted from inventory as such and are posted as liabilities to the extent they exceed inventory.

2.1.3    Receivables and other fixed assets

Trade accounts receivables are recorded at nominal value. For doubtful accounts receivables and those carrying discernible risks, direct adjustments are made; uncollectable debts are written off. General interest and credit risk is covered by a lump-sum value adjustment of 2%.

Other receivables and other assets are recorded at the nominal amount or at a lower value assigned at the closing date.

2.1.4    Provisions

Provisions are created for as dictated by sound business judgement to cover uncertain liabilieties, anticipated losses related to incomplete contracts, and deferred maintenance.

2.1.5    Payables

Payables are recorded at the amount repayable.

2.2      Consolidation methods

2.2.1    Capital consolidation

Capital consolidation is performed by the book value method (Section 301 Para. 1 Sentence 2 No. 1 of the Commercial Code). According to this method, participating interests that must be consolidated are offset against their allotted share of the net worth of the subsidiaries. This net worth represents the book value at date of acquisition of the assets, debts, accrued and deferred items and special items to be reported on in the consolidated financial statements.

Consolidation surpluses from capital consolidation at the date of acquisition of the participating interests are offset against reserves (in the year under review: TDM 614; previous year: TDM 0) - possibly after allocation to hidden reserves in the assets of the acquired undertaking - or are allocated to goodwill and amortized over the 15 years following the year of acquisition of the interest (amortization during the year under review: TDM 3.008; previous year: TDM 2.110).

2.2.2    Equity consolidation

The associated companies

- MedVantage GmbH Integriertes Datenmanagement im Healthcare Markt, Frankfurt
- GPI Gesellschaft fur Pharma-Informationssysteme mbH, Frankfurt
- P & P Software und Consulting GmbH, Bad Homburg

were included in the consolidated financial statements by the equity/book value method.

For reasons of materiality, the other associated companies continued to be carried at the book values recorded in the stockholder's individual financial statements.

2.2.3    Pro-rata consolidation

The joint ventures

  IMePa Institut fur Medizin- und Patientenforschung GmbH, Munich
  I + G Infratest and GFK Medical Research International Inc., Rhode Island, USA Infratest Gesundheitsforschung (Suisse) GmbH
  I + G Nordic Medical Research A/S, Copenhagen, Denmark
  Infratest + GFK Gesundheitsforschung GmbH & Co., Berlin
  ZEG Zentrum fur Epidemiologie und Gesundheitsforschung GmbH, Berlin
  GPI Kommunikationsforschung Gesellschaft fur Pharma-Informationssysteme mbH, Nuremberg
  I + G Gesundheitsforschung GmbH & Co, Nuremberg)
  Burke Inc., Cincinnati, USA

were included in the consolidated financial statements on a pro-rata basis, according to the percentage of the interest in the firm.

2.2.4    Elimination of inter-company profits

Assets to be included in the consolidated financial statements and deriving wholly or in part from transactions among the companies included in the consolidated financial statements are reported on the consolidated balance sheet at acquisition or production cost of the group.

3.       BASIS OF FOREIGN CURRENCY TRANSLATION

3.1 Translation of individual financial-statement items stated in foreign currency

For annual financial statements containing items based on sums that are or originally were stated in foreign currency, the conversion to German marks is performed at the rate in effect at the transaction date. Balance-sheet items are valued at the exchange rate in effect on the closing date, no exchange gains being realized.

3.2      Translation of financial statements in foreign currencies

The translation of financial statements recorded in foreign currencies was performed by the current rate method: balance-sheet items were translated at the rate in effect on the closing date of September 30, 1998, and income-statement items were translated at the average rate for the fiscal year 1997/98.

Exchange-rate differences resulting from the translation of net worth at different current rates and differences resulting from the translation of balance-sheet items at current rates and income statement items at average rates are recognized separately as a equity item on the balance sheet.

4.       NOTES TO CONSOLIDATED BALANCE SHEET ITEMS

4.1      Items of accrual and deferral for deferred taxes

The deferred tax asset relates to a discrepancy between the goodwill reported on the individual financial statements of Infratest Burke Wirtschaftsforschung GmbH & Co, Munich, and that recorded by the Group, and to the translation of the percentage-of-completion method into the completed-contact method used within the Group for the tax consequences incurred by the joint venture Burke Inc., which is included on a pro-rata basis.

4.2      Other provisions and accrued liabilities

"Other provisions and accrued liabilities" basically recognizes provisions for

Profit-sharing
Follow-up services
Unpaid invoices
Restructuring
Vacations and overtime
Statuary social security benefits (Italy)
Year-end costs
Employee anniversaries.

5.       OTHER MANDATORY INFORMATION

5.1      Remaining term

The remaining term on receivables is less than one year. The remaining terms on payables are shown in the following presentation of accounts payable:

                                                                   Due within                        After
                                                      Total          1 year        1-5 years        5 years
                                                       DM              DM              DM             DM
                                                 --------------  -------------- --------------- --------------
Liabilities due to banks                          43.830.322,94   43.426.997,04      359.043.40      44.282,50
Advance payments received on account of orders       894.653,49      894.653,49            0,00           0,00
Trade accounts payable                            18.007.818,41   17.659.988,83      347.829,58           0,00
Accounts due to affiliated companies               2.703.659,29    2.703.659,29            0,00           0,00
Accounts due to joint ventures                     1.028.782,05    1.028.782,05            0,00           0,00
Accounts due to other group companies              1.389.280,34    1.389.280,34            0,00           0,00
Other liabilities                                 27.625.362,19   27.339.115,00      131.258,44     154.988,75
                                                 ==============  ============== =============== ==============
                                                  95.479.878,71   94.442.476,04      838.131,42     199.271,25
                                                 ==============  ============== =============== ==============

5.2      Collateralization of accounts payable

Payables are not collateralized.

5.3      Analysis of sales revenues

Sales revenues - broken down according to country of realization - are distributed as follows:

                                   1997/98           1996/97
                                     TDM               TDM
                                 ------------      ------------
Domestic                             173,759           154,407
Foreign                              188,828           135,577
                                 ------------      ------------
                                     362,587           289,984
                                 ============      ============

5.4      Other financial obligations

Other financial obligations total TDM 37.851 (previous year: TDM 42.345).

5.5      Employees

The average number of employees in the Group - that is, in the fully consolidated companies - is distributed as follows (itemized by country):

                                            1997/98            1996/97
                                         -------------      -------------
   England                                        174                163
   Germany                                        418                419
   Sweden                                          90                 63
   Holland                                         54                 63
   Italy                                           75                 72
   France                                          91                 91
                                         -------------      -------------
                                                  902                871
                                         =============      =============

The average number of employees of companies included in the consolidated financial statements on a pro-rata basis only is distributed as follows:

                                            1997/98            1996/97
                                         -------------      -------------
   Germany                                        110                123
   Switzerland                                     12                  9
   U.S.                                           346                247
   Denmark                                          3                  3
                                         -------------      -------------
                                                  471                382
                                         =============      =============

5.6      Remuneration of officers

Remuneration paid to the Board of Directors of the parent company, I.B. AG Holding, during the fiscal year 1997/98 totaled TDM 4,304 (previous year: TDM 2,750).

Total remuneration for the Supervisory Board totaled TDM 75 for the fiscal year 1997/98.

6. SUMMARY OF DIFFERENCES BETWEEN GERMAN AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The following is a summary of the estimated adjustments to consolidated profit and to consolidated stockholders' equity that would have been required if US GAAP would have been applied instead of German GAAP.

6.1. Approximate effects on consolidated profit of differences between German and US generally accepted accounting principles

                                                            TDM         TDM
                                                         ----------  ----------

Net Profit/(Loss) as reported under German GAAP                          6,903
                                                                     ----------
US GAAP adjustments:
    Amortization of goodwill                                 5,736
    Profit recognition by application of percentage
     of completion method                                     -180
    Lumpsum reserve on accounts receivable trade              -121
    Reversal of accrual for future expenses                   -517
    Other                                                      -25       4,893
                                                         ----------
    Tax effects:
     Deferred taxation                                      -3,684
     Provision for tax risks                                  -950      -4,634
                                                         ----------
                                                                     ----------

Approximate Net Profit/(Loss) as adjusted for US GAAP                    7,162
                                                                     ==========

6.2. Approximate cumulative effect on shareholders' equity of differences between German and US generally accepted accounting principles

                                                                         TDM
                                                                      ---------

Shareholders' equity per German GAAP 1)                                 23,647
                                                                      ---------
US GAAP adjustments:
    Goodwill                                                            14,692
    Profit recognition by application of percentage
      of completion method                                              21,744
    Lumpsum reserve on account sreceivable trade                           243
    Provision for future expenses                                        2,026
    Provision for tax risks                                             -2,925
    Deferred taxation                                                   -2,064
    Effect on minorities                                                   430
    Other                                                                   53
                                                                      ---------

Approximate Shareholders' equity as adjusted for US GAAP                57,846
                                                                      =========

1) excluding minority interest

6.3. Discussion of material variations between German and US generally accepted accounting principles

The material variations between German and US GAAP relate to the following items:

6.3.1.   Goodwill / Amortization of goodwill

Goodwill resulting from the consolidation process is amortized over a period of 30 years applying the straight line method for US GAAP purposes. The treatment in the local consolidated financial statements follows the treatment in the tax filing where the amounts of purchase prices exceeding the net equity of acquired subsidiaries is amortized over a shorter period of time (between 1 and 15 years, depending on the allocation applied). Due to the amortization opportunity for local taxation deferred taxes / tax assets have been considered (see Sect. 6.3.6 below).

6.3.2    Percentage of completion method

Profit recognition relating to services rendered to customers follows the "percentage of completion"- method for US GAAP purposes whereas for local purposes the "completed contract"- method must be applied. According to the "completed contract" - method profit may not be recognized until the contractually agreed services have been accepted by the customers. Compared to the "percentage of completion"- method the application of the "completed contract" - method leads to a delay in profit recognition.

6.3.3.   Lumpsum reserve on accounts receivable trade

The difference relates to the application of varying rates for the calculation of lumpsum bond debt reserves:

         US GAAP           1% for German companies
                           0% for Non-German companies
         German GAAP       2%

6.3.4.   Provision for future expenses

Local books contain provisions for expenses which can not be related to the current or prior years but shall cover potential expenses which are related to the future. Those provisions are not allowed by US GAAP and accordingly were eliminated in consolidated shareholders' equity adjusted for US GAAP.

6.3.5    Provision for tax risks

The accounting of German trade tax on income in the local consolidated financial statements followed the treatment in the tax filings. Since, however, a probable risk exists that those taxes will be payable a respective provision was established in the consolidated financial statements adjusted for US GAAP.

6.3.6    Deferred taxation

Deferred taxes relate to temporary differences between the tax bases of assets or liabilities and the reported amounts according to US GAAP as well as to tax loss carryforwards. If evidence indicates that it is more likely than not that deferred tax assets relating to tax loss carryforwards will not be realized adequate allowances were provided. Deferred taxes have primarily been provided for temporary differences relating to explanations in Sect. 6.3.1, 6.3.2 and
6.3.3 and to tax loss carryforwards in Germany.

The tax rate applied amounts to 35%.

6.3.7    Equity Method

Joint venture companies (reference is made to Sect. 2.2.3.) were included in the consolidated financial statements under German GAAP on a pro-rata basis whereas under US GAAP the Equity method was applied. The impact on consolidated stockholders' equity and on consolidated income was not material.

7.       CASH FLOW STATEMENT

                                                                                      1997/98         1996/97
                                                                                        TDM             TDM
     Cash flow from operating activities:

        Consolidated profit (loss) of the year                                            7,162           6,880

        Adjustments to reconcile consolidated profit (loss) to net cash:
           Depreciation and amortization                                                 10,610           8,253
           Change in provisions for pensions                                                -36             109
           Change in inventories                                                         -1,208          -6,827
           Change in accounts receivables                                                -6,668         -10,408
           Change in deferred tax assets                                                  3,902           3,025
           Change in accounts due from group companies                                   -1,182           2,459
           Change in other operating assets and prepaid expenses                         -2,986          12,831
           Change in deferred income taxes                                                3,280           3,953
           Change in tax provisions                                                      -2,078          -2,329
           Change in provisions                                                           6,234           1,331
           Change in advance payments received                                            4,761           6,105
           Change in amounts owed to group companies                                      1,905          -1,541
           Change in accounts payables                                                   -1,751           3,395
           Change in other operating liabilities and deferred charges                    -3,386           3,330
                                                                                    ------------    ------------

        Net cash provided from operating activities                                      18,559          30,566
                                                                                    ............    ............

     Cash flow from investing activities:

           Net investment intangible assets                                                -340         -16,362
           Net investment tangible assets                                                -7,022          -7,896
           Net investment financial assets                                               -2,632         -19,013
                                                                                    ------------    ------------

        Net cash provided from investing activities                                      -9,994         -43,271
                                                                                    ............   .............

     Cash flow from financing activities

           Change in debts to banks                                                     -11,388          17,671
           Change in retained earnings                                                     -614
           Change in minority interest                                                      -89             297
                                                                                    ------------    ------------

        Net cash provided from financing activities                                     -12,091          17,968
                                                                                    ............    ............

     Effect of Exchange Rate Differences in Equity                                         -146             408
                                                                                                    ............

     Change in Cash and Cash Equivalents                                                 -3,672           5,671
                                                                                    ============    ============

     Cash and Cash equivalents at the beginning of the year                              14,544           8,873
                                                                                    ============    ============

     Cash and Cash Equivalents at the end of the year                                    10,872          14,544
                                                                                    ============    ============

Reconciliation of cash and cash equivalents
-------------------------------------------

                                                     1997/98       1996/97
                                                       TDM           TDM
                                                   -----------   -----------
Cash and cash equivalents according to
     German GAAP as of September 30, 1998              12,881        15,134

Elimination of per quota consolidated entities         -2,009          -590
                                                   -----------   -----------

                                                       10,872        14,544
                                                   ===========   ===========

Munich, January 15, 1999



The Board of Directors

                   Infratest Burke Aktiengesellschaft Holding

                                     Munich

                        Consolidated Financial Statements

                            as of September 30, 1997

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

               CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1997

ASSETS
                                                      1997             1996
                                                       DM               DM
                                                 --------------   --------------
A. FIXED ASSETS

     I.Intangible assets
       1.Franchise, trademarks, patents, licences
         and similar rights                       16,297,565.38    19,643,319.06
       2.Goodwill                                 42,063,252.14    12,783,680.00
                                                 --------------   --------------
                                                  58,360,817.52    32,426,999.06
    II.Property, plant and equipment
       1.Land, leasehold rights and buildings,
         including buildings on non-owned land 10,108,100.18 8,202,729.70 2.Other equipment, fixtures, fittings and
         equipment including advance payments     16,048,743.47    14,826,966.22
                                                 --------------   --------------
                                                  26,156,843.65    23,029,695.92
   III.Financial assets
       1.Shares in affiliated companies              624,468.00       366,592.24
       2.Loans due from affiliated companies               0.00       271,530.00
       3.Shares in associated companies              301,804.92     1,002,131.88
       3.Investments                                 532,681.94       256,784.00
       5.Loans due from other group companies        271,530.00             0.00
       6.Securitiy investments                        40,766.25        34,572.00
       7.Other loans                                 349,693.92       496,200.85
                                                 --------------   --------------
                                                   2,120,945.03     2,427,810.97
                                                 --------------   --------------
                                                  86,638,606.20    57,884,505.95
                                                 --------------   --------------

B. CURRENT ASSETS

     I.Inventories
       1.Raw material and supplies                   365,497.24       415,873.38
       2.Work in progress and finished goods 44,442,315.88 40,063,683.17 3.minus: advance payments received on
         accounts of orders                      -44,442,315.88   -38,375,444.81
       4.Advance payments                            120,695.00       600,149.62
                                                 --------------   --------------
                                                     486,192.24     2,704,261.36

    II.Accounts receivable and other assets
       1.Accounts receivable trade                51,213,594.89    39,116,792.72
       2.Accounts due from affiliated companies          230.00             0.00
       3.Accounts due from joint ventures                173.90       671,534.13
       4.Accounts due from other group companies     524,209.16       441,024.44
       5.Other assets                              5,796,290.47    17,511,658.39
                                                 --------------   --------------
                                                  57,534,498.42    57,741,009.68
   III.Marketable securities
         Other marketable securities                 205,156.18        91,532.50

    IV.Checks, cash on hand and in Federal Bank
       and in postal giro accounts and cash in
       banks                                      15,134,051.05     9,442,685.23
                                                 --------------   --------------
                                                  73,359,897.89    69,979,488.77
                                                 --------------   --------------

C. DEFERRED TAX ASSETS                               799,475.25       250,000.00
                                                 --------------   --------------

D. PREPAID EXPENSES AND DEFERRED CHARGES           2,481,096.07     2,836,401.17
                                                 --------------   --------------

                                                 163,279,075.41   130,950,395.89
                                                 ==============   ==============

LIABILITIES AND SHAREHOLDER'S EQUITY
                                                      1997             1996
                                                       DM               DM
                                                 --------------   --------------

A. SHAREHOLDERS'S EQUITY

    I.Capital subscribed                             100,000.00       100,000.00
   II.Capital surplus                             29,180,000.00    29,180,000.00
  III.Consolidated accumulated deficit,
      brought forward                            -15,726,626.48             0.00
   IV.Consolidated net income/(loss)               3,630,799.65   -15,726,626.48
    V.Minority interest                            1,025,228.16       659,035.21
   VI.Exchange difference                            620,197.16       276,838.26
                                                 --------------   --------------
                                                  18,829,598.49    14,489,246.99
                                                 --------------   --------------

B. PROVISION AND ACCRUED LIABILITIES

   1. Provisions for pensions and similar
      obligations                                    112,633.95        73,984.61
   2. Accrued taxes                                4,992,685.33     5,948,130.42
   3. Other provisions and accrued liabilities    31,265,849.52    27,806,548.89
                                                 --------------   --------------
                                                  36,371,168.80    33,828,663.92
                                                 --------------   --------------

C. LIABILITIES

   1. Liabilities due to banks                    55,203,766.17    37,541,445.86
   2. Advance payments received on account of
      orders                                       1,241,319.09             0.00
   3. Trade accounts payable                      15,884,769.80    13,722,357.31
   4. Notes payable                                        0.00        14,707.52
   5. Accounts due to affiliated companies         3,208,642.29     3,046,209.72
   6. Accounts payable due to joint ventures          73,437.02             0.00
   7. Accounts due to other group companies          575,360.64       749,012.87
   8. Other liabilities                           31,623,276.57    26,018,092.56
                                                 --------------   --------------
                                                 107,810,571.58    81,091,825.84
                                                 --------------   --------------

D. DEFERRED CHARGES                                  267,736.54     1,540,659.14
                                                 --------------   --------------


                                                 --------------   --------------
                                                 163,279,075.41   130,950,395.89
                                                 ==============   ==============

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

                        CONSOLIDATED STATEMENT OF INCOME

                           FOR THE FISCAL YEAR 1996/97

                                                                                          1997                  1996
                                                                                           DM                    DM
                                                                                  --------------------  --------------------

   1.  Sales                                                                            289,983,801.85        241,910,735.00
   2.  Increase of work in process and finished goods                                     5,066,942.11          6,138,616.90
   3.  Other operating income                                                             7,809,006.16          5,358,316.49
   4.  Expenses of services received                                                    -94,238,723.43       -108,394,054.70
   5.  Personnel expenses
       a)  Wages and salaries                                                           -92,622,345.66        -72,690,712.91
       b)  Social security, pension and other benefit costs                             -20,515,468.02        -16,275,091.83
   6.  Depreciation expenses                                                            -14,193,453.60        -11,850,164.97
   7.  Other operating expenses                                                         -69,986,307.74        -52,960,177.30
   8.  Income from investments and associated companies                                     786,867.05            712,380.43
   9.  Other interest and similar income                                                    431,865.97            989,331.80
  10.  Write-offs of financial assets and marketable securities                             -63,163.18            -56,986.67
  11.  Interest and similar expenses                                                     -3,766,351.93         -3,773,417.87
                                                                                  --------------------  --------------------
  12.  Result from ordinary operation                                                     8,692,669.58        -10,891,225.63
                                                                                  --------------------  --------------------
  13.  Taxes on income                                                                   -3,292,888.40         -2,494,655.33
  14.  Other taxes                                                                       -1,389,626.43         -1,930,219.33
                                                                                  --------------------  --------------------
  15.  Consolidated profit / (loss) before minority-interest                              4,010,154.75        -15,316,100.29
                                                                                  --------------------  --------------------
  16.  Minority-interest                                                                   -379,355.10            -410,526.19
                                                                                  --------------------  --------------------

  17.  Consolidated profit / (loss)                                                       3,630,799.65         -15,726,626.48
                                                                                  ====================  ====================

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                           FOR THE FISCAL YEAR 1996/97


1.       INFORMATION ON INVESTMENT HOLDINGS

For the following notes, the ultimate participating interest of Infratest Burke AG Holding in the capital of the individual companies has been calculated as a percentage.

1.1      Consolidated subsidiaries

                                                                  Partici-                          Net          Operating result
                                                                   pating                          Worth        for the fiscal year
                                                                  Interest      Nominal           09/30/97            1996/97
Name and principal place of business                                as %        Capital             TDM                 TDM
------------------------------------                              --------- ----------------  ---------------- ---------------------
Infratest Burke International GmbH Holding, Munich                     100           TDM 50            32,379                  2,379
Infratest Burke GmbH & Co, Forschung fur Entscheidungen
in Wirtschaft und Gesellschaft, Munich 1)                              100        TDM 2.000             2,000                 11,021
Infratest Burke Wirtschaftsforschung GmbH & Co, Munich 1)              100           TDM 50                50                  4,524
Infratest Burke Sozialforschung GmbH & Co, Munich 1)                   100           TDM 50                50                    244
Infratest Burke S.r.l., Milan, Italy                                   100       TLIR 50000             1,765                    954
Infratest Burke S.a.r.l., Paris, France                                100          TFF 270             1,216                    626
Infratest Burke Group Ltd., London, England                            100       TGBP 2.000             7,535                  1,394
Public Attitude Surveys Holding Ltd., London, England                  100         TGBP 315               588                    598
Infratest Burke InCom GmbH & Co, Munich 1)                             100          TDM 100               100                  2,763
(formerly Infratest InCom GmbH)
InfraForces S.a.r.l., Paris, France                                    100          TFF 100                57                     12
Infratest Burke International Services Ltd., London                    100          TGBP 60              -214                    180
(formerly Infratest Burke InCom Ltd., London, England)
Infratest dimap Gesellschaft fur Trend- und Wahlforschung
mbH, Berlin (formerly IBB Infratest Burke GmbH, Berlin)                 74           TDM 50              -127                   -231
NEXXUS GmbH, Gesellschaft fur Kommunikationstechnik,
Munich                                                                 100           TDM 50                16                    -23
Infratest Burke AB, Goteborg, Sweden                                  15.2         TSEK 100               308                    -30
Infratest Burke Asia Pacific Ltd., London, England                     100          TGBP 50              -283                   -131
Infratest Burke GmbH & Co. Marketingforschung, Frankfurt               100          TDM 100               100                    867
Trendbox B.V., Amsterdam, Netherlands                                   75         THFL 250            -1,013                   -850
Infratest Gesundheitsforschung GmbH & Co., Munich 1)                    80           TDM 20                20                  1,664
KFM Klinische Forschung GmbH, Munich                                    72           TDM 50               152                     68
Testpanel-Marktforschungsinstitut GmbH, Wetzlar                        100           TDM 60               485                     70
TEST S.A., Paris, France                                                60          TFF 300             1,398                     86

1)  The presentation of the nominal capital and net worth relates to the capital account of the limited-liability partner of the respective partnership.

1.2      Non-consolidated subsidiaries

                                                                 Partici-                          Net          Operating result
                                                                  pating                          Worth        for the fiscal year
                                                                 Interest      Nominal           09/30/97            1996/97
Name and principal place of business                               as %        Capital             TDM                 TDM
------------------------------------                             --------- ----------------  ---------------- ----------------------
Infratest Burke Core Company Ltd., London, England                    100         TGBP 300               388                      -
Infratest U.S. Inc. Wilmington (USA) 1)                               100           TUSD 1                 -                      -
Infratest Burke Beteiligungs GmbH, Munich                             100           TDM 50                55                      3
Infratest Burke Verwaltungs-GmbH, Munich                              100           TDM 50                53                      2
Infratest Burke Wirtschaftsforschung Beteiligungs-GmbH, Munich        100           TDM 50                55                      2
Infratest Burke Sozialforschung Beteiligungs-GmbH, Munich             100           TDM 50                 3                      7
Infratest Burke InCom Beteiligungs GmbH, Munich                       100           TDM 50                53                      2
Infratest Gesundheitsforschung GmbH, Geretsried                        80           TDM 50                56                      2
EFB Epidemiologische Forschung GmbH, Berlin 2)                         40           TDM 50            -1,134                 -1,078

1)  No data on the year-end closing were available by the date of preparation of the annual financial statements
2)  The deficit posted by EFB Epidemiologische Forschung GmbH, Berlin, was accounted for in the consolidated financial statements by appropriate provisioning for risks in the equity capital and operating results of the company's stockholder, Infratest
    Epidemiologie und Gesundheitsforschung GmbH & Co., Munich

These firms were not included in the consolidated financial statements in view of their minimal business activity during the fiscal year 1996/97 or their secondary importance with respect to the consolidated financial statements pursuant to Section 296 of the Commercial Code.

Additional participating interests are held in companies that are currently inactive or are in liquidation.

1.3      Joint Ventures in the sense of Section 310 of the Commercial Code

                                                               Partici-                         Net          Operating result
                                                                pating                         Worth        for the fiscal year
                                                               Interest      Nominal          09/30/97            1996/97
Name and principal place of business                             as %        Capital            TDM                 TDM
------------------------------------                          --------- ----------------  ---------------- ----------------------
Burke Inc., Cincinnati, USA                                         50       TUSD 3.750             6,798                   770 2)
Infratest + GFK Gesundheitsforschung
    GmbH & Co., Berlin 1)                                           40           TDM 70                70                 3,927
Infratest Gesundheitsforschung (Suisse) GmbH,
    Basel, Switzerland                                              34         TSFR 200              -110                   777
ZEG Zentrum fur Epidemiologie und Gesundheits-
    forschung GmbH, Zepernick                                       22          TDM 150               320                   122
GPI Kommunikationsforschung Gesellschaft fur
    Pharma-Informationssysteme mbH, Nurnberg                        32           TDM 50             1,458                 1,337
I + G Infratest und GFK Medical Research
    International Inc., Rhode Island, USA                           26         TUSD 100               825                   441
I + G Nordic Medical Research A/S, Copenhagen
    Denmark                                                         28         TDKK 500               129                    98
IMePa Institut fur Medizin- und Patientenforschung
    GmbH, Munich                                                    20          TDM 100               251                   101
Infratest Epidemiologie und Gesundheitsforschung
    GmbH & Co., Munich 1)
(prospectively I+G Gesundheitsforschung)                            40           TDM 50                50                 3,393

1)  The presentation of the nominal capital and net worth relates to the capital accounts of the limited and unlimited partner of the respective partnership
2)  For the period from April 1 to September 27, 1997

1.4      Associated companies in the sense of Section 311 of the Commercial Code

                                                               Partici-                         Net          Operating result
                                                                pating                         Worth        for the fiscal year
                                                               Interest      Nominal          09/30/97            1996/97
Name and principal place of business                             as %        Capital            TDM                 TDM
------------------------------------                          --------- ----------------  ---------------- ----------------------
Infratel GmbH Telefonische Datenerhebung
    und Datenverarbeitung, Bielefeld 1)                             29           TDM 50               184                     10
P & P Software und Consulting Gesellschaft
    mbH, Bad Homburg 1)                                             20         TDM 56,5               749                    798
MHIG Limited, London, England 2)                                    20           TGBP 2                 -                      -
MedVantage GmbH Integriertes Datenmanagement
    im Healthcare Markt, Frankfurt                                  18          TDM 100            -1,702                   -502
GPI Gesellschaft fur Pharma-Informations-
    systeme mbH, Frankfurt 2)                                       12          TDM 100             1,367                  1,267
MAP I + G  S.A., Lyon, France                                       20          TFF 350             1,106                     12

1) The data pertain to the unaudited annual financial statements as of December 31,1996
2) No data on the year-end closing for September 30, 1997 were available by the date of preparation of the annual financial statements
3) The data pertain to the annual financial statements as of November 30, 1997

2.       BASIC PRINCIPLES OF PREPARATION OF BALANCE SHEET AND VALUATION

2.1      Individual annual financial statements included

The provisions of the Commercial Code and the Stock Corporation Law relating to balance-sheet preparation, valuation and recognition are complied with in preparing the annual accounts included in the consolidated financial statements. In cases where tax provisions relating to balance-sheet preparation mandate the preparation of a corresponding balance-sheet as part of the annual financial statements, compliance with these tax provisions is maintained.

2.1.1    Assets

Intangible and tangible fixed assets are recorded at acquisition cost less scheduled depreciation. Depreciation is calculated by the straight-line method, at the rates permitted by tax law. Low-cost economic goods are depreciated in full during the year of acquisition and are shown in the development of the assets as additions and disposals and as depreciation for the current fiscal year.

The rates of depreciation are:

Goodwill                                                 6,7 - 25 % p.a.
Software                                                       25 % p.a.
Vehicle fleet                                             20 - 25 % p.a.
Other factory and office equipment                        10 - 33 % p.a.

Fixed assets developed as follows (from 10-01 1996 to 09-30 1997):


                                                                  Cost
                        -----------------------------------------------------------------------------------------------------------
                          10-01-1996                      10-01-1996
                        at closing date    Exchange     at closing date
                             rate            rate            rate
                           09-30-96       differences      09-30-97        Additions     Transfers     Disposals       09-30-97
                              DM              DM              DM              DM            DM            DM              DM
                        -----------------------------------------------------------------------------------------------------------
Intangible assets
-----------------
1. Franchises,
   trademarks, patents,
   licences and
   similar rights         26,312,821.99    -10,137.02     26,302,684.97   1,491,326.53          0.00    172,662.94    27,621,348.56
2. Goodwill               13,696,808.84          0.00     13,696,808.84  31,571,734.89          0.00          0.00    45,268,543.73
3. Advances paid on
   intangible assets               0.00          0.00              0.00           0.00          0.00          0.00             0.00
                        -----------------------------------------------------------------------------------------------------------
                          40,009,630.83    -10,137.02     39,999,493.81  33,063,061.42          0.00    172,662.94    72,889,892.29
                        -----------------------------------------------------------------------------------------------------------

Property, plant and
equipment
-------------------
1. Land, leasehold rights
   and buildings,
   including buildings
   on non-owned land       8,317,631.70     92,437.11      8,410,068.81   1,938,305.63          0.00     94,701.26    10,253,673.18
2. Technical equipment,
   plant and machinery     2,803,936.09    114,517.46      2,918,453.55   2,672,382.14          0.00    295,711.00     5,295,124.69
3. Other equipment,
   fixtures, fittings
   and equipment          30,579,648.07     59,257.72     30,638,905.79   6,248,327.96          0.00  2,607,740.99    34,279,492.76
4. Advance payments          739,628.83          0.00        739,628.83     167,326.86          0.00    738,143.46       168,812.23
                        -----------------------------------------------------------------------------------------------------------
                          42,440,844.69    266,212.29     42,707,056.98  11,026,342.59          0.00  3,736,296.71    49,997,102.86
                        -----------------------------------------------------------------------------------------------------------
Financial assets
----------------
1. Shares in affiliated
   companies                 518,686.13          0.00        518,686.13     290,001.00    -32,125.24    152,093.89       624,468.00
2. Loans due from
   affiliated companies      451,417.21          0.00        451,417.21           0.00   -271,530.00    179,887.21             0.00
3. Shares in associated
   companies               2,126,976.88          0.00      2,126,976.88     101,579.77   -185,849.00    809,463.35     1,233,244.30
4. Investments               286,784.00          0.00        286,784.00     191,796.50    217,974.24          0.00       696,554.74
5. Loans due from other
   group companies                 0.00          0.00              0.00           0.00    271,530.00          0.00       271,530.00
6. Security investments       34,572.00          0.00         34,572.00      40,766.25          0.00     34,572.00        40,766.25
7. Other loans               522,271.67          0.00        522,271.67     349,693.92          0.00    522,271.67       349,693.92
                        -----------------------------------------------------------------------------------------------------------
                           3,940,707.89          0.00      3,940,707.89     973,837.44          0.00  1,698,288.12     3,216,257.21
                        -----------------------------------------------------------------------------------------------------------
                          86,391,183.41    256,075.27     86,647,258.68  45,063,241.45          0.00  5,607,247.77   126,103,252.36
                        ===========================================================================================================


                                                   Depreciation
------------------------------------------------------------------------------------------------------------------------------------
  10-01-1996                  10-01-1996
at closing date  Exchange   at closing date  Additions   Exchange      Additions
     rate          rate          rate         Average      rate     at closing date
   09-30-96     differences    09-30-97        rate     differences      rate        Write-ups  Transfers   Disposals     09-30-1997
      DM            DM            DM            DM          DM            DM            DM         DM          DM            DM
------------------------------------------------------------------------------------------------------------------------------------

  6,669,502.93   -5,515.36    6,663,987.57  4,824,589.68     503.87    4,825,093.55      0.00        0.00   165,297.94 11,323,783.18
    913,128.84   82,616.51      995,745.35  2,209,317.49     228.75    2,209,546.24      0.00        0.00         0.00  3,205,291.59
          0.00        0.00            0.00          0.00       0.00            0.00      0.00        0.00         0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
  7,582,631.77   77,101.15    7,659,732.92  7,033,907.17     732.62    7,034,639.79      0.00        0.00   165,297.94 14,529,074.77


    114,902.00   16,846.52      131,748.52    229,245.89   8,520.71      237,766.60      0.00 -129,240.86    94,701.26    145,573.00
  1,194,456.41   19,668.10    1,214,124.51  1,187,268.82  17,011.59    1,204,280.41      0.00  842,373.28   292,031.59  2,968,746.61
 18,101,790.36   -6,763.99   18,095,026.37  5,743,031.72  24,096.54    5,767,128.26      0.00 -713,132.42 2,423,082.61 20,725,939.60
          0.00        0.00            0.00          0.00       0.00            0.00      0.00        0.00         0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
 19,411,148.77   29,750.63   19,440,899.40  7,159,546.43  49,628.84    7,209,175.27      0.00        0.00 2,809,815.46 23,840,259.21
------------------------------------------------------------------------------------------------------------------------------------


    152,093.89        0.00      152,093.89          0.00       0.00            0.00      0.00        0.00   152,093.89          0.00
    179,887.21        0.00      179,887.21          0.00       0.00            0.00      0.00        0.00   179,887.21          0.00
  1,124,845.00        0.00    1,124,845.00     25,939.38       0.00       25,939.38      0.00 -126,649.00    92,696.00    931,439.38
     30,000.00        0.00       30,000.00     37,223.80       0.00       37,223.80      0.00  126,649.00    30,000.00    163,872.80
          0.00        0.00            0.00          0.00       0.00            0.00      0.00        0.00         0.00          0.00
          0.00        0.00            0.00          0.00       0.00            0.00      0.00        0.00         0.00          0.00
     26,070.82        0.00       26,070.82          0.00       0.00            0.00      0.00        0.00    26,070.82          0.00
------------------------------------------------------------------------------------------------------------------------------------
  1,512,896.92        0.00    1,512,896.92     63,163.18       0.00       63,163.18      0.00        0.00   480,747.92  1,095,312.18
------------------------------------------------------------------------------------------------------------------------------------

 28,506,677.46  106,851.78   28,613,529.24 14,256,616.78  50,361.46   14,306,978.24      0.00        0.00 3,455,861.32 39,464,646.16
====================================================================================================================================


          Net book value
----------------------------------
   09-30-1997       09-30-1996
       DM               DM
----------------------------------


   16,297,565.38    19,643,319.06
   42,063,252.14    12,783,680.00
            0.00             0.00
----------------------------------
   58,360,817.52    32,426,999.06
----------------------------------


   10,108,100.18     8,202,729.70
    2,326,378.08     1,609,479.68
   13,553,553.16    12,477,857.71
      168,812.23       739,628.83
----------------------------------
   26,156,843.65    23,029,695.92
----------------------------------


      624,468.00       366,592.24
            0.00       271,530.00
      301,804.92     1,002,131.88
      532,681.94       256,784.00
      271,530.00             0.00
       40,766.25        34,572.00
      349,693.92       496,200.85
----------------------------------
    2,120,945.03     2,427,810.97
----------------------------------

   86,638,606.20    57,884,505.95
==================================

2.1.2    Inventories

Work in process is valued at production cost. Completed but uninvoiced services are recorded as finished goods under "Inventories" and are valued at net sale price.

Production cost includes all components that must be carried as assets according to tax law.

In case the expected total production cost of work in process exceed total expected net sales revenues adequate inventory reserves are provided. Furthermore provisions are established for follow-up services yet to be performed in connection with finished or invoiced services.

Advance payments from customers are deducted from inventory as such and are posted as liabilities to the extent they exceed inventory.

2.1.3    Receivables and other fixed assets

Trade accounts receivables are recorded at nominal value. For doubtful accounts receivables and those carrying discernible risks, direct adjustments are made; uncollectable debts are written off. General interest and credit risk is covered by a lump-sum value adjustment of 2 %.

Other receivables and other assets are recorded at the nominal amount or at a lower value assigned at the closing date.

2.1.4    Provisions

Provisions are created for as dictated by sound business judgement to cover uncertain liabilities, anticipated losses related to incomplete contracts, and deferred maintenance.

2.1.5    Payables

Payables are recorded at the amount repayable.

2.2      Consolidation methods

2.2.1    Capital consolidation

Capital consolidation is performed by the book value method (Section 301 Para. 1 Sentence 2 No. 1 of the Commercial Code). According to this method, participating interests that must be consolidated are offset against their allotted share of the net worth of the subsidiaries. This net worth represents the book value at date of acquisition of the assets, debts, accrued and deferred items and special items to be reported on in the consolidated financial statements.

Consolidation surpluses from capital consolidation at the date of acquisition of the participating interests are offset against reserves (in the year under review: TDM 0; previous year: TDM 720) - possibly after allocation to hidden reserves in the assets of the acquired undertaking - or are allocated to goodwill and amortized over the 15 years following the year of acquisition of the interest (amortization during the year under review: TDM 2.110; previous year: TDM 913).

2.2.2    Equity consolidation

The associated companies

- MedVantage GmbH Integriertes Datenmanagement im Healthcare Markt, Frankfurt
- GPI Gesellschaft fur Pharma-Informationssysteme mbH, Frankfurt
- P & P Software und Consulting GmbH, Bad Homburg

were included in the consolidated financial statements by the equity/book value method.

For reasons of materiality, the other associated companies continued to be carried at the book values recorded in the stockholder's individual financial statements.

2.2.3    Pro-rata consolidation

The joint ventures

  IMePa Institut fur Medizin- und Patientenforschung GmbH, Munich
  I + G Infratest and GFK Medical Research International Inc., Rhode Island, USA Infratest Gesundheitsforschung (Suisse) GmbH, Basel, Switzerland
  I + G Nordic Medical Research A/S, Copenhagen, Denmark
  Infratest + GFK Gesundheitsforschung GmbH & Co., Berlin
  ZEG Zentrum fur Epidemiologie und Gesundheitsforschung GmbH, Berlin
  GPI Kommunikationsforschung Gesellschaft fur Pharma-Informationssysteme mbH,
     Nuremberg
  Infratest Epidemiologie und  Gesundheitsforschung  GmbH & Co., Munich
     (prospectively I+G  Gesundheitsforschung GmbH & Co, Nuremberg)
  Burke Inc., Cincinnati, USA

were included in the consolidated financial statements on a pro-rata basis, according to the percentage of the interest in the firm.

2.2.4    Elimination of inter-company profits

Assets to be included in the consolidated financial statements and deriving wholly or in part from transactions among the companies included in the consolidated financial statements are reported on the consolidated balance sheet at acquisition or production cost of the group.

3.       BASIS OF FOREIGN CURRENCY TRANSLATION

3.1 Translation of individual financial-statement items stated in foreign currency

For annual financial statements containing items based on sums that are or originally were stated in foreign currency, the conversion to German marks is performed at the rate in effect at the transaction date. Balance-sheet items are valued at the exchange rate in effect on the closing date, no exchange gains being realized.

3.2      Translation of financial statements in foreign currencies

The translation of financial statements recorded in foreign currencies was performed by the current rate method: balance-sheet items were translated at the rate in effect on the closing date of September 30, 1997, and income-statement items were translated at the average rate for the fiscal year 1996/97.

Exchange-rate differences resulting from the translation of net worth at different current rates and differences resulting from the translation of balance-sheet items at current rates and income statement items at average rates are recognized separately as a equity item on the balance sheet.

4.       NOTES TO CONSOLIDATED BALANCE SHEET ITEMS

4.1      Items of accrual and deferral for deferred taxes

The deferred tax asset relates to a discrepancy between the goodwill reported on the individual financial statements of Infratest Burke Wirtschaftsforschung GmbH & Co, Munich, and that recorded by the Group, and to the translation of the percentage-of-completion method into the completed-contact method used within the Group for the tax consequences incurred by the joint venture Burke Inc., which is included on a pro-rata basis.

4.2      Other provisions and accrued liabilities

"Other provisions and accrued liabilities" basically recognizes provisions for

Profit-sharing
Follow-up services
Unpaid invoices
Restructuring
Vacations and overtime
Statuary social security benefits (Italy)
Year-end costs
Employee anniversaries.

5.       OTHER MANDATORY INFORMATION

5.1      Remaining term

The remaining term on receivables is less than one year. The remaining terms on payables are shown in the following presentation of accounts payable:

                                                                   Due within                        After
                                                     Total           1 year        1-5 years        5 years
                                                       DM              DM              DM             DM
                                                 --------------- --------------- --------------- --------------
Liabilities due to banks                          55.203.766,17   33.732.557,33   21.426.822,34      44.386,50
Advance payments received on account of orders     1.241.319,09    1.241.319,09            0,00           0,00
Trade accounts payable                            15.884.769,80   15.884.769,80            0,00           0,00
Accounts due to affiliated companies               3.208.642,29    1.858.450,29      959.592,00     390.600,00
Accounts due to joint ventures                        73.437,02       73.437,02            0,00           0,00
Accounts due to other group companies                575.360,64      575.360,64            0,00           0,00
Other liabilities                                 31.623.276,57   23.099.883,47    8.246.291,45     277.101,65
                                                 =============== =============== =============== ==============
                                                 107.810.571,58   76.465.777,64   30.632.705,79     712.088,15
                                                 =============== =============== =============== ==============

5.2      Collateralization of accounts payable

Payables are not collateralized.

5.3      Analysis of sales revenues

Sales revenues - broken down according to country of realization - are distributed as follows:

                                               1996/97            1995/96
                                                 TDM                TDM
                                            -------------      -------------
Domestic                                         140,908            140,573
Foreign, Europe                                  122,494             92,202
Foreign, other                                    26,582              9,136
                                            -------------      -------------
                                                 289,984            241,911
                                            =============      =============

5.4      Other financial obligations

Other financial obligations total TDM 42,345 (previous year: TDM 36,319).

5.5      Employees

The average number of employees in the Group - that is, in the fully consolidated companies - is distributed as follows (itemized by country):

                                               1996/97            1995/96
                                            -------------      -------------
   Germany                                           419                413
   France                                             91                 71
   Sweden                                             63                 62
   England                                           163                 61
   Italy                                              72                 60
   Holland                                            63                 47
                                            -------------      -------------
                                                     871                714
                                            =============      =============

The average number of employees of companies included in the consolidated financial statements on a pro-rata basis only is distributed as follows:

                                               1996/97            1995/96
                                            -------------      -------------
   Germany                                           123                102
   Switzerland                                         9                 11
   France                                              0                  4
   U.S.                                              247                  4
   Denmark                                             3                  1
                                            -------------      -------------
                                                     382                122
                                            =============      =============

5.6      Remuneration of officers

Remuneration paid to the Board of Directors of the parent company, I.B. AG Holding, during the fiscal year 1996/97 totaled TDM 2,750 (previous year: TDM 1,877).

Total remuneration for the Supervisory Board totaled TDM 75 for the fiscal year 1996/97.

6. SUMMARY OF DIFFERENCES BETWEEN GERMAN AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The following is a summary of the estimated adjustments to consolidated profit and to consolidated shareholders' equity that would have been required if US GAAP would have been applied instead of German GAAP.

6.1. Approximate effects on consolidated profit of differences between German and US generally accepted accounting principles

                                                           TDM           TDM
                                                       -----------   -----------

Net Profit/(Loss) as reported under German GAAP                            3,631
                                                                     -----------
US GAAP adjustments:
    Amortization of goodwill                                 5,299
    Profit recognition by application of percentage
      of completion method                                   2,954
    Lumpsum reserve on accounts receivable trade                83
    Reversal of provision for future expenses                 -324
    Other                                                      112         8,124
                                                       -----------
    Tax effects:
      Deferred taxation                                     -3,517
      Provision for tax risks                               -1,540        -5,057
                                                       -----------
    Effect on minority interest                                              182
                                                                     -----------
Approximate Net Profit/(Loss) as adjusted for US GAAP                      6,880
                                                                     ===========

6.2. Approximate cumulative effect on shareholders' equity of differences between German and US generally accepted accounting principles

                                                                     TDM
                                                                 -----------

Shareholders' equity per German GAAP 1)                              17,804
                                                                 -----------
US GAAP adjustments:
    Goodwill                                                          9,424
    Profit recognition by application of percentage
      of completion method                                           21,924
    Lumpsum reserve on accounts receivable trade                        364
    Provision for future expenses                                     2,543
    Provision for tax risks                                          -1,975
    Deferred taxation                                                 1,244
    Other                                                               116
                                                                 -----------
Approximate Shareholders' equity as adjusted for US GAAP             51,444
                                                                 ===========

1) excluding minority interest


6.3. Discussion of material variations between German and US generally accepted accounting principles

The material variations between German and US GAAP relate to the following items:

6.3.1    Goodwill / Amortization of goodwill

Goodwill resulting from the consolidation process is amortized over a period of 30 years applying the straight line method for US GAAP purposes. The treatment in the local consolidated financial statements follows the treatment in the tax filing where the amounts of purchase prices exceeding the net equity of acquired subsidiaries is amortized over a shorter period of time (between 1 and 15 years, depending on the allocation applied). Due to the amortization opportunity in local taxation deferred taxes / tax assets have been considered (see Sect. 6.3.6 below).

6.3.2    Percentage of completion method

Profit recognition relating to services rendered to customers follows the "percentage of completion"- method for US GAAP purposes whereas for local purposes the "completed contract"- method must be applied. According to the "completed contract" - method profit may not be recognized until the contractually agreed services have been accepted by the customers. Compared to the "percentage of completion"- method the application of the "completed contract" - method leads to a delay in profit recognition.

6.3.3    Lumpsum reserve on accounts receivable trade

The difference relates to the application of varying rates for the calculation of lumpsum bond debt reserves:

         US GAAP           1%
         German GAAP       2%

6.4.4    Provision for future expenses

Local books contain provisions for expenses which can not be related to the current or prior years but shall cover potential expenses which are related to the future. Those provisions are not allowed by US GAAP and accordingly were eliminated in consolidated stockholders' equity adjusted for US GAAP.

6.3.5    Provision for tax risks

The accounting of German trade tax on income in the local consolidated financial statements followed the treatment in the tax filings. Since, however, a probable risk exists that those taxes will be payable a respective provision was established in the consolidated financial statements adjusted for US GAAP.

6.3.6    Deferred taxation

Deferred taxes relate to temporary differences between the tax bases of assets or liabilities and the reported amounts according to US GAAP as well as to tax loss carryforwards. If evidence indicates that it is more likely than not that deferred tax assets relating to tax loss carryforwards will not be realized adequate allowances were provided. Deferred taxes have primarily been provided for temporary differences relating to explanations in Sect. 6.3.1, 6.3.2 and
6.3.3 and to tax loss carryforwards in Germany.

The tax rate applied amounts to 35%.

6.3.7    Equity Method

Joint venture companies (reference is made to Sect. 2.2.3.) were included in the consolidated financial statements under German GAAP on a pro-rata basis whereas under US GAAP the Equity method was applied.

7.       CASH FLOW STATEMENT

                                                                                      1996/97
                                                                                        TDM
     CASH FLOW FROM OPERATING ACTIVITIES:

        Consolidated profit (loss) of the year                                            6,880

        Adjustments to reconcile consolidated profit (loss) to net cash:
           Depreciation and amortization                                                  8,253
           Change in provisions for pensions                                                109
           Change in inventories                                                         -6,827
           Change in accounts receivables                                               -10,408
           Change in deferred tax assets                                                  3,025
           Change in accounts due from group companies                                    2,459
           Change in other operating assets and prepaid expenses                         12,831
           Change in deferred income taxes                                                3,953
           Change in tax provisions                                                      -2,329
           Change in provisions                                                           1,331
           Change in advance payments received                                            6,105
           Change in amounts owed to group companies                                     -1,541
           Change in accounts payables                                                    3,395
           Change in other operating liabilities and deferred charges                     3,330
                                                                                    ------------

        Net cash provided from operating activities                                      30,566
                                                                                    ............

     CASH FLOW FROM INVESTING ACTIVITIES:

           Net investment intangible assets                                             -16,362
           Net investment tangible assets                                                -7,896
           Net investment financial assets                                              -19,013
                                                                                    ------------

        Net cash provided from investing activities                                     -43,271
                                                                                    ............

     CASH FLOW FROM FINANCING ACTIVITIES

           Change in debts to banks                                                      17,671
           Change in minority interest                                                      297
                                                                                    ------------

        Net cash provided from financing activities                                      17,968
                                                                                    ............

     EFFECT OF EXCHANGE RATE DIFFERENCES IN EQUITY                                          408
                                                                                    ............

     CHANGE IN CASH AND CASH EQUIVALENTS                                                  5,671
                                                                                    ============

     CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE YEAR                               8,873
                                                                                    ============

     CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR                                    14,544
                                                                                    ============

Reconciliation of cash and cash equivalents

                                                                     TDM
                                                               ---------------
Cash and cash equivalents according to
      German GAAP as of September 30, 1997                             15,134

Elimination of per quota consolidated entities                           -590
                                                               ---------------
                                                                       14,544
                                                               ===============

Munich, January 15, 1998



The Board of Directors

                   Infratest Burke Aktiengesellschaft Holding

                                     Munich

                        Consolidated Financial Statements

                            as of September 30, 1996

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

               CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1996

ASSETS

                                                                     DM
                                                               ---------------
A.  FIXED ASSETS

     I.Intangible assets
       1. Franchise, trademarks, patents, licences
          and similar rights                                     19,643,319.06
       2. Goodwill                                               12,783,680.00
                                                               ---------------
                                                                 32,426,999.06
    II.Property, plant and equipment
       1. Land, leasehold rights and buildings, including
          buildings on non-owned land                             8,202,729.70
       2. Other equipment, fixtures, fittings and equipment
          including advance payments                             14,826,966.22
                                                               ---------------
                                                                 23,029,695.92
   III.Financial assets
       1. Shares in affiliated companies                            366,592.24
       2. Loans due from affiliated companies                       271,530.00
       3. Shares in associated companies                          1,002,131.88
       3. Investments                                               256,784.00
       4. Security investments                                       34,572.00
       5. Other loans                                               496,200.85
                                                               ---------------
                                                                  2,427,810.97
                                                               ---------------
                                                                 57,884,505.95
                                                               ---------------

B.  CURRENT ASSETS

     I.Inventories
       1. Raw material and supplies                                 415,873.38
       2. Work in progress and finished goods                    40,063,683.17
       3. minus: advance payments received on accounts
          of orders                                             -38,375,444.81
       4. Advance payments                                          600,149.62
                                                               ---------------
                                                                  2,704,261.36
                                                               ---------------

    II.Accounts receivable and other assets
       1. Accounts receivable trade                              39,116,792.72
       2. Accounts due from joint ventures                          671,534.13
       3. Accounts due from other group companies                   441,024.44
       4. Other assets                                           17,511,658.39
                                                               ---------------
                                                                 57,741,009.68
                                                               ---------------

   III.Marketable securities
          Other marketable securities                                91,532.50

    IV.Checks, cash on hand and in Federal Bank
       and in postal giro accounts and cash in banks              9,442,685.23
                                                               ---------------
                                                                 69,979,488.77
                                                               ---------------

C.  DEFERRED TAX ASSETS                                             250,000.00
                                                               ---------------

D.  PREPAID EXPENSES AND DEFERRED CHARGES                         2,836,401.17
                                                               ---------------

                                                                130,950,395.89
                                                               ===============

LIABILITIES AND SHAREHOLDER'S EQUITY

                                                     DM              DM
                                               --------------- ---------------
A.  SHAREHOLDERS'S EQUITY

     I.Capital subscribed                                           100,000.00
    II.Capital surplus
       1. Capital surplus                        29,900,000.00
       2. minus: settlement with goodwill          -720,000.00   29,180,000.00
                                               ---------------
   III.Consolidated net income/(loss)                           -15,726,626.48
    IV.Minority interest                                            659,035.21
     V.Exchange difference                                          276,838.26
                                                               ---------------
                                                                 14,489,246.99
                                                               ---------------

B.  PROVISION AND ACCRUED LIABILITIES

    1. Provisions for pensions and similar obligations               73,984.61
    2. Accrued taxes                                              5,948,130.42
    3. Other provisions and accrued liabilities                  27,806,548.89
                                                               ---------------
                                                                 33,828,663.92
                                                               ---------------

C.  LIABILITIES

    1. Liabilities due to banks                                  37,541,445.86
    3. Trade accounts payable                                    13,722,357.31
    4. Notes payable                                                 14,707.52
    5. Accounts due to affiliated companies                       3,046,209.72
    7. Accounts due to other group companies                        749,012.87
    8. Other liabilities                                         26,018,092.56
       - thereof for taxes: DM 4.748.837,80
       - thereof for social security: DM 2.667.794,67
                                                               ---------------
                                                                 81,091,825.84
                                                               ---------------

D.  DEFERRED CHARGES                                              1,540,659.14
                                                               ---------------

                                                                130,950,395.89
                                                               ===============

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

                        CONSOLIDATED STATEMENT OF INCOME

                           FOR THE FISCAL YEAR 1995/96

                                                                                           DM                     DM
                                                                                  --------------------   --------------------
   1.   Sales                                                                                                 241,910,735.00
   2.   Increase in work in process and finished goods                                                          6,138,616.90
   3.   Other operating income                                                                                  5,358,316.49
   4.   Expenses of services received                                                                        -108,394,054.70
   5.   Personnel expenses
        a) Wages and salaries                                                          -72,690,712.91
        b) Social security, pension and other benefit costs                            -16,275,091.83         -88,965,804.74
                                                                                  --------------------
   6.   Depreciation expenses                                                                                 -11,850,164.97
   7.   Other operating expenses                                                                              -52,960,177.30
   8.   Income from investments and associated companies                                                          712,380.43
   9.   Other interest and similar income                                                                         989,331.80
  10.   Write-offs of financial assets and marketable securities                                                  -56,986.67
  11.   Interest and similar expenses                                                                          -3,773,417.87
                                                                                                         --------------------
  12.   Result from ordinary operations                                                                       -10,891,225.63
                                                                                                         --------------------
  13.   Taxes on income                                                                                        -2,494,655.33
  14.   Other taxes                                                                                            -1,930,219.33
                                                                                                         --------------------
  15.   Consolidated profit (loss) before minority-interest                                                   -15,316,100.29
                                                                                                         --------------------
  16.   Minority-interest                                                                                        -410,526.19
                                                                                                         --------------------
  17.   Consolidated profit (loss)                                                                            -15,726,626.48
                                                                                                         ====================

                   INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING

                                     MUNICH

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                           FOR THE FISCAL YEAR 1995/96


1.       INFORMATION ON INVESTMENT HOLDINGS

For the following notes, the ultimate participating interest of Infratest Burke AG Holding in the capital of the individual companies has been calculated as a percentage.

1.1      Consolidated subsidiaries

                                                                       Partici-                  Net       Operating result
                                                                       pating                   Worth     for the fiscal year
                                                                       Interest  Nominal       09/30/96         1995/96
Name and principal place of business                                    as %     Capital         TDM             TDM
------------------------------------                                   ------- ------------- ------------ -------------------
Infratest Burke GmbH & Co, Forschung fur Entscheidungen
in Wirtschaft und Gesellschaft, Munich 1)                                 100     TDM 2.000        2,000               9,439
Infratest Burke Verwaltungs-GmbH                                          100        TDM 50           50                   3
Infratest Burke Wirtschaftsforschung GmbH & Co, Munich 1)                 100        TDM 50           50               2,831
(formerly Infratest Burke Wirtschaftsforschung GmbH, Munich)
Infratest Burke Wirtschaftsforschung Beteiligungs-GmbH, Munich            100        TDM 50           50                   3
Infratest Burke Sozialforschung GmbH & Co, Munich 1)                      100        TDM 50           50                 437
(formerly Infratest Burke Sozialforschung GmbH)
Infratest Burke Sozialforschung Beteiligungs-GmbH, Munich                 100        TDM 50            3                   3
Infratest Burke S.r.l., Milan, Italy                                      100   TLIR 50.000          771                 509
Infratest Burke S.a.r.l., Paris, France                                   100       TFF 270          579                -219
Infratest Burke Group Ltd., London, England                               100      TGBP 450        1,381                 403
Infratest Burke InCom GmbH & Co, Munich 1)                                100       TDM 100          100               3,966
(formerly Infratest InCom GmbH)
Infratest Burke InCom Beteiligungs-GmbH, Munich                           100        TDM 50           53                   3
InfraForces S.a.r.l., Paris, France                                       100       TFF 100           45                  45
Infratest Burke International Services Ltd.,
(formerly Infratest Burke InCom Ltd.), London, England                    100       TGBP 60         -336                -232
IBB Infratest Burke GmbH Berlin, Berlin                                   100        TDM 50          119                  27
NEXXUS GmbH Gesellschaft fur Kommunikations-
    technik, Munich                                                       100        TDM 50           39                   2
Infratest Burke AB, Goteborg, Sweden                                     15.2       TSEK 75          541                 331
Infratest Burke Asia Pacific Ltd., (formerly: Infratest Burke
Japan Ltd.), London, England                                             80.0       TGBP 50         -123                -117
Burke International Marktforschung GmbH, Frankfurt                         75       TDM 200          322                  66
Infratest Burke GmbH & Co. Marketingforschung, Frankfurt                   75       TDM 100          100                -195
Trendbox B.V., Amsterdam, Netherlands                                      65      THFL 250         -165                -200
Infratest Gesundheitsforschung GmbH & Co.,
Infratest Gesundheitsforschung GmbH & Co., Munich 1)                       80        TDM 20           20               1,235
Infratest Gesundheitsforschung GmbH, Geretsried                            85        TDM 50           53                   3
KFM Klinische Forschung GmbH, Munich                                       72        TDM 50           89                  77
Infratest Epidemiologie und Gesundheitsforschung
    GmbH & Co., Munich 1)                                                  40        TDM 50           50              -1,109
Infratest Epidemiologie und Gesundheitsforschung
    Verwaltungs-GmbH, Munich                                               40        TDM 50           55                   5
EFB Epidemiologische Forschung GmbH, Berlin                                40        TDM 50          -56                -209

1)  The presentation of the nominal capital and net worth relates to the capital amount of the limited-liability partner of the respective partnership.

1.2      Non-consolidated subsidiaries

                                                                       Partici-                  Net       Operating result
                                                                       pating                   Worth     for the fiscal year
                                                                       Interest  Nominal       09/30/96        1995/96
Name and principal place of business                                    as %     Capital         TDM             TDM
------------------------------------                                   ------- ------------- ------------ -------------------

Infratest Burke Core Company Ltd., (formerly Infratest Burke
    European Consultance Centre Ltd.), London, England                    100      TGBP 300          340                   0
Infratest Burke S.L., Madrid, Spain 1)                                     50    TPTA 5.000           22                  -1
Infratest U.S. Inc., Wilmington (USA)                                     100        TUSD 1

1)  The data pertain to the unaudited annual financial statements as of December 31, 1995

These firms were not included in the consolidated financial statements in view of their minimal business activity during the fiscal year 1995/96 or their secondary importance with respect to the consolidated financial statements pursuant to Section 296 of the Commercial Code.

Additional participating interests are held in companies that are currently inactive or are in liquidation.

1.3      Joint Ventures in the sense of Section 310 of the Commercial Code

                                                 Partici-                       Net         Operating result
                                                  pating                       Worth       for the fiscal year
                                                 Interest     Nominal        09/30/96            1995/96
Name and principal place of business               as %       Capital           TDM                TDM
------------------------------------             --------- -------------- ---------------- --------------------
Vector GmbH Automobilmarktforschung, Munich            50         TDM 50            1,096                1,018
Infratest + GFK Gesundheitsforschung
    GmbH & Co., Berlin 1)                              40         TDM 70               70                3,263
Infratest + GFK Gesundheitsforschung Verwaltungs-
    GmbH, Berlin                                       40         TDM 50               60                    2
I + G Gesundheits- und Pharmamarkt-Forschung
    GmbH & Co., Nurnberg 1)                            40         TDM 50               50                3,530
I + G Pharmamarkt-Forschung Verwaltungs-GmbH,
    Nurnberg                                           40         TDM 50               59                    3
I + G France Health and Pharmaceutical Market
    Research, Rueil Malmaison, France 2)               40        TFF 100                -                    -
Infratest Gesundheitsforschung GmbH,
    Basel, Suisse                                      34       TSFR 200             -918                   81
ZEG Zentrum fur Epidemiologie und Gesundheits-
    forschung GmbH, Zepernick                          20        TDM 150              377                  377
GPI Kommunikationsforschung Gesellschaft fur
    Pharma-Informationssysteme mbH, Nurnberg           32         TDM 50            1,365                1,286
I + G Infratest und GFK Medical Research
    International Inc., Rhode Island, USA            26.0       TUSD 100            1,088                  255
I + G Nordic Medical Research A/S, Kopenhagen
    Denmark                                            28       TDKK 500             -108                  100
IMePa Institut fur Medizin- und Patientenforschung
    GmbH, Munich                                     19.6        TDM 100              310                  160
Infratest Epidemiologie und Gesundheitsforschung
    GmbH & Co., Munich 1)                            40.0         TDM 50               50               -1,109
Infratest Epidemiologie und Gesundheitsforschung
    Verwaltungs-GmbH, Munich                         40.0         TDM 50               55                    5
EFB Epidemiologische Forschung GmbH, Berlin          40.0         TDM 50              -55                 -209

1)  The presentation of the nominal capital and net worth relates to the capital accounts of the limited and unlimited partner of the respective partnership
2)  The company is in liquidation

1.4      Associated companies in the sense of Section 311 of the Commercial Code

                                                    Partici-               Net        Operating result
                                                    pating                Worth      for the fiscal year
                                                    Interest Nominal     09/30/96         1995/96
Name and principal place of business                 as %    Capital       TDM              TDM
                                                    ------- ---------- ------------- -------------------
Infratel GmbH Telefonische Datenerhebung
    fur die empirische Wirtschafts- und Sozial-
    forschung, Bielefeld 1)                             29     TDM 50           187                  -6
GENESIS Institut fur strategische Innovations-
    studien - Unabhangige Forschungsgesell-
    schaft mbH, Dortmund 2)                             27    TDM 100             -                   -
L + H AutomobilConsult GmbH, Nurnberg 3)              25.2     TDM 50             -                   -
L + H MarketingServices GmbH, Nurnberg 3)             25.1    TDM 100             -                   -
T.E.S.T. S.A., Paris 6)                                 25    TFF 300         1,397                 113
Anders & Partner Gesellschaft fur Manage-
    mentdienste mbH, Nurnberg                           24    TDM 100             -                   -
P & P Software und Consulting Gesellschaft
    mbH, Bad Homburg 1)                                 20   TDM 56,5           731                 820
MHIG Limited, London, England 5)                        15     TGBP 2          -404                -390
MedVantage GmbH Integriertes Daten-
    management im Healthcare Markt,
    Frankfurt                                           18    TDM 100        -1,683                -477
GPI Gesellschaft fur Pharma-Informations-
    systeme mbH, Frankfurt 4)                           12    TDM 100           328               1,403
BBI Mark. Serv. Inc., Delaware, USA                    1.5          -             -                   -
Proteus                                                  -          -             -                   -

MAP I + G S.A., Lyon, France 3)                         20          -             -                   -

1)  The data pertain to the unaudited annual financial statements as of December 31, 1995
2)  No data on the year-end closing for June 30, 1996 were available by the date of preparation of the annual financial statements.
3)  No data on the year-end closing for September 30, 1996 were available by the date of preparation of the annual financial statements.
4)  The data pertain to the annual financial statements as of November 30, 1996
5)  The data pertain to the annual financial statements as of October 30, 1996
6)  The data pertain to the audited annual financial statements as of December 31, 1995

2.       BASIC PRINCIPLES OF PREPARATION OF BALANCE SHEET AND VALUATION

2.1      Individual annual financial statements included

The provisions of the Commercial Code and the Stock Corporation Law relating to balance-sheet preparation, valuation and recognition are complied with in preparing the annual accounts included in the consolidated financial statements. In cases where tax provisions relating to balance-sheet preparation mandate the preparation of a corresponding balance-sheet as part of the annual financial statements, compliance with these tax provisions is maintained.

2.1.1    Assets

Intangible and tangible fixed assets are recorded at acquisition cost less scheduled depreciation. Depreciation is calculated by the straight-line method, at the rates permitted by tax law. Low-cost economic goods are depreciated in full during the year of acquisition and are shown in the development of the assets as additions and disposals and as depreciation for the current fiscal year.

The rates of depreciation are:

Goodwill                                                       10 - 25 % p.a.
Software                                                            25 % p.a.
Vehicle fleet                                                  20 - 25 % p.a.
Other factory and office equipment                             10 - 33 % p.a.

Fixed assets developed as follows (from 10-01 1995 to 09-30 1996):


                                                                  Cost
                        -----------------------------------------------------------------------------------------------------------
                          10-01-1995                      10-01-1995
                        at closing date    Exchange     at closing date
                             rate            rate            rate
                           09-30-95       differences      09-30-96        Additions     Transfers     Disposals       09-30-96
                              DM              DM              DM              DM            DM            DM              DM
                        -----------------------------------------------------------------------------------------------------------
Intangible assets
-----------------
1. Franchises,
   trademarks, patents,
   licences and
   similar rights          2,295,017.01     50,119.80      2,345,136.81  24,208,611.32          0.00    240,926.14    26,312,821.99
2. Goodwill                        0.00          0.00              0.00  13,696,808.84          0.00          0.00    13,696,808.84
3. Advances paid on
   intangible assets               0.00          0.00              0.00           0.00          0.00          0.00             0.00
                        -----------------------------------------------------------------------------------------------------------
                           2,295,017.01     50,119.80      2,345,136.81  37,905,420.16          0.00    240,926.14    40,009,630.83
                        -----------------------------------------------------------------------------------------------------------

Property, plant and
equipment
-------------------
1. Land, leasehold rights
   and buildings,
   including buildings
   on non-owned land               0.00          0.00              0.00   8,317,631.70          0.00          0.00     8,317,631.70
2. Technical equipment,
   plant and machinery             0.00          0.00              0.00   2,803,936.09          0.00          0.00     2,803,936.09
3. Other equipment,
   fixtures, fittings
   and equipment          28,794,551.08   -524,988.48     28,269,562.60   6,079,917.97          0.00  3,769,832.50    30,579,648.07
4. Advance payments                0.00          0.00              0.00     739,628.83          0.00          0.00       739,628.83
                        -----------------------------------------------------------------------------------------------------------
                          28,794,551.08   -524,988.48     28,269,562.60  17,941,114.59          0.00  3,769,832.50    42,440,844.69
                        -----------------------------------------------------------------------------------------------------------
Financial assets
----------------
1. Shares in affiliated
   companies                 641,680.53          0.00        641,680.53       1,526.74          0.00    124,521.14       518,686.13
2. Loans due from
   affiliated companies      451,417.21          0.00        451,417.21           0.00          0.00          0.00       451,417.21
3. Shares in associated
   companies               2,101,037.50          0.00      2,101,037.50      25,939.38          0.00          0.00     2,126,976.88
4. Investments               286,245.00        539.00        286,784.00           0.00          0.00          0.00       286,784.00
5. Security investments            0.00          0.00              0.00      34,572.00          0.00          0.00        34,572.00
6. Other loans               543,726.16     17,346.49        561,072.65     147,617.54          0.00    186,418.52       522,271.67
                        -----------------------------------------------------------------------------------------------------------
                           4,024,106.40     17,885.49      4,041,991.89     209,655.66          0.00    310,939.66     3,940,707.89
                        -----------------------------------------------------------------------------------------------------------
                          35,113,674.49   -456,983.19     34,656,691.30  56,056,190.41          0.00  4,321,698.30    86,391,183.41
                        ===========================================================================================================


                                                   Depreciation
------------------------------------------------------------------------------------------------------------------------------------
  10-01-1996                  10-01-1996
at closing date  Exchange   at closing date  Additions   Exchange      Additions
     rate          rate          rate         Average      rate     at closing date
   09-30-96     differences    09-30-97        rate     differences      rate        Write-ups  Transfers   Disposals     09-30-1997
      DM            DM            DM            DM          DM            DM            DM         DM          DM            DM
------------------------------------------------------------------------------------------------------------------------------------
  1,571,908.07   25,891.94    1,597,800.01  5,247,938.32   4,375.40   5,252,313.72     0.00      325.00    180,935.80   6,669,502.93
          0.00        0.00            0.00    913,128.84       0.00     913,128.84     0.00        0.00          0.00     913,128.84
          0.00        0.00            0.00          0.00       0.00           0.00     0.00        0.00          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
  1,571,908.07   25,891.94    1,597,800.01  6,161,067.16   4,375.40   6,165,442.56     0.00      325.00    180,935.80   7,582,631.77
------------------------------------------------------------------------------------------------------------------------------------


          0.00        0.00            0.00    114,902.00       0.00     114,902.00     0.00        0.00          0.00     114,902.00
          0.00        0.00            0.00  1,159,278.66  35,177.75   1,194,456.41     0.00        0.00          0.00   1,194,456.41
 16,720,812.80        0.00   16,720,812.80  4,414,917.15       0.00   4,414,917.15     0.00   -1,337.25  3,032,602.34  18,101,790.36
          0.00        0.00            0.00          0.00       0.00           0.00     0.00        0.00          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 16,720,812.80        0.00   16,720,812.80  5,689,097.81  35,177.75   5,724,275.56     0.00   -1,337.25  3,032,602.34  19,411,148.77
------------------------------------------------------------------------------------------------------------------------------------


    127,653.04        0.00      127,653.04     24,440.85       0.00      24,440.85     0.00        0.00          0.00     152,093.89
    173,412.21        0.00      173,412.21      6,475.00       0.00       6,475.00     0.00        0.00          0.00     179,887.21
  1,124,845.00        0.00            0.00          0.00       0.00           0.00     0.00        0.00          0.00   1,124,845.00
     30,000.00        0.00       30,000.00          0.00       0.00           0.00     0.00        0.00          0.00      30,000.00
          0.00        0.00            0.00          0.00       0.00           0.00     0.00        0.00          0.00           0.00
          0.00        0.00            0.00     26,070.82       0.00      26,070.82     0.00        0.00          0.00      26,070.82
------------------------------------------------------------------------------------------------------------------------------------
  1,455,910.25        0.00      331,065.25     56,986.67       0.00      56,986.67     0.00        0.00          0.00   1,512,896.92
------------------------------------------------------------------------------------------------------------------------------------

 19,748,631.12   25,891.94   18,649,678.06 11,907,151.64  39,553.15  11,946,704.79     0.00   -1,012.25  3,213,538.14  28,506,677.46
====================================================================================================================================


         Net book value
---------------------------------
   09-30-1996       09-30-1995
       DM               DM
---------------------------------
  19,643,319.06       723,108.94
  12,783,680.00             0.00
           0.00             0.00
---------------------------------
  32,426,999.06       723,108.95


   8,202,729.70             0.00
   1,609,479.68             0.00
  12,477,857.71    12,073,738.29
     739,628.83             0.00
---------------------------------
  23,029,695.92    12,073,738.29
---------------------------------


     366,592.24        514,027.49
     271,530.00        278,005.00
   1,002,131.88        976,192.50
     256,784.00        256,245.00
      34,572.00              0.00
     496,200.85        543,726.16
---------------------------------
   2,427,810.97      2,568,196.15
---------------------------------

  57,884,505.95     15,365,043.39
=================================

2.1.2    Inventories

Work in process is valued at production cost. Completed but uninvoiced services are recorded as finished goods under "Inventories" and are valued at net sale price.

Production cost includes all components that must be carried as assets according to tax law.

In case the expected total production cost of work in process exceed total expected net sales revenues adequate provisions for anticipated losses are established. Furthermore provisions are established for follow-up services yet to be performed in connection with finished or invoiced services.

Advance payments from customers are deducted from inventory as such and are posted as liabilities to the extent they exceed inventory.

2.1.3    Receivables and other fixed assets

Trade accounts receivables are recorded at nominal value. For doubtful accounts receivables and those carrying discernible risks, direct adjustments are made; uncollectable debts are written off. General interest and credit risk is covered by a lump-sum value adjustment of 2 %.

Other receivables and other assets are recorded at the nominal amount or at a lower value assigned at the closing date.

2.1.4    Provisions

Provisions are created for as dictated by sound business judgement to cover uncertain liabilities anticipated losses related to incomplete contracts, and deferred maintenance.

2.1.5    Payables

Payables are recorded at the amount repayable.

2.2      Consolidation methods

2.2.1    Capital consolidation

Capital consolidation is performed by the book value method (Section 301 Para. 1 Sentence 2 No. 1 of the Commercial Code). According to this method, participating interests that must be consolidated are offset against their allotted share of the net worth of the subsidiaries. This net worth represents the book value at date of acquisition of the assets, debts, accrued and deferred items and special items to be reported on in the consolidated financial statements.

Consolidation surpluses from capital consolidation at the date of acquisition of the participating interests are offset against reserves (in the year under review: TDM 720; previous year: TDM 1.540) - possibly after allocation to hidden reserves in the assets of the acquired undertaking - or are allocated to goodwill and amortized over the 15 years following the year of acquisition of the interest (amortization during the year under review:
TDM 913; previous year: TDM 68).

2.2.2    Equity consolidation

The associated companies

- MedVantage GmbH Integriertes Datenmanagement im Healthcare Markt, Frankfurt
- GPI Gesellschaft fur Pharma-Informationssysteme mbH, Frankfurt
- P & P Software und Consulting GmbH, Bad Homburg
- L + H Marketing Services GmbH, Nurnberg

were included in the consolidated financial statements by the equity/book value method.

For reasons of materiality, the other associated companies continued to be carried at the book values recorded in the stockholder's individual financial statements.

2.2.3    Pro-rata consolidation

The joint ventures

  Vector GmbH Automobilmarktforschung, Munich
  IMePa Institut fur Medizin- und Patientenforschung GmbH, Munich
  I + G Infratest and GFK Medical Research International Inc., Rhode Island, USA Infratest Gesundheitsforschung (Suisse) GmbH, Basel, Suisse
  I + G Nordic Medical Research A/S, Kopenhagen, Danmark
  I + G France Health and Pharmaceutical Market Research, Rueil Malmaison,
    France
  I + G Gesundheits- und Pharmamarkt-Forschung GmbH & CoKG, Nurnberg
  I + G Pharmamarkt-Forschung Verwaltungs-GmbH, Berlin
  Infratest + GFK Gesundheitsforschung GmbH & CoKG, Berlin
  Infratest + GFK Gesundheitsforschung Verwaltungs-GmbH, Berlin
  ZEG Zentrum fur Epidemiologie und Gesundheitsforschung GmbH, Berlin
  GPI Kommunikationsforschung Gesellschaft fur Pharma- Informationssysteme mbH,
    Nurnberg
  Infratest Epidemiologie und Gesundheitsforschung GmbH & Co., Munich
  Infratest Epidemiologie und Gesundheitsforschung Verwaltungs-GmbH, Munich
  EFB Epidemiologische Forschung GmbH, Berlin

were included in the consolidated financial statements on a pro-rata basis, according to the percentage of the interest in the firm.

2.2.4    Elimination of inter-company profits

Assets to be included in the consolidated financial statements and deriving wholly or in part from transactions among the companies included in the consolidated financial statements are reported on the consolidated balance sheet at acquisition or production cost of the group.

3.       BASIS OF FOREIGN CURRENCY TRANSLATION

3.1 Translation of individual financial-statement items stated in foreign currency

For annual financial statements containing items based on sums that are or originally were stated in foreign currency, the conversion to German marks is performed at the rate in effect at the transaction date. Balance-sheet items are valued at the exchange rate in effect on the closing date, no exchange gains being realized.

3.2      Translation of financial statements in foreign currencies

The translation of financial statements recorded in foreign currencies was performed by the current rate method: balance-sheet items were translated at the rate in effect on the closing date of September 30, 1996, and income-statement items were translated at the average rate for the fiscal year 1995/96.

Exchange-rate differences resulting from the translation of net worth at different current rates and differences resulting from the translation of balance-sheet items at current rates and income statement items at average rates are recognized separately as a equity item on the balance sheet.

4.       NOTES TO CONSOLIDATED BALANCE SHEET ITEMS

4.1      Items of accrual and deferral for deferred taxes

The deferred tax asset relates to a provision that was established on consolidation level for potential risks of the Italian subsidiary.

4.2      Other provisions and accrued liabilities

"Other provisions and accrued liabilities" basically recognizes provisions for

Profit-sharing
Follow-up services
Unpaid invoices
Restructuring
Vacations and overtime
Statuary social security benefits (Italy)
Year-end costs
Employee anniversaries.

5.       OTHER MANDATORY INFORMATION

5.1      Remaining term

The remaining term on receivables is less than one year. The remaining terms on payables is less than one year for TDM 75,252 and between one and five years for TDM 5,840 (other liabilities).

5.2      Collateralization of accounts payable

Payables are not collateralized.

5.3      Analysis of sales revenues

Sales revenues - broken down according to country of realization - are distributed as follows:

                                                        1995/96
                                                          TDM
                                                     -------------
Domestic                                                  140,573
Foreign, Europe                                            92,202
Foreign, other                                              9,136
                                                     -------------
                                                          241,911
                                                     =============

5.4      Other financial obligations

Other financial obligations total TDM 36,319.

5.5      Employees

The average number of employees in the Group - that is, in the fully consolidated companies - is distributed as follows (itemized by country):

                                                        1995/96
                                                     -------------
   Germany                                                    413
   France                                                      71
   Sweden                                                      62
   England                                                     61
   Italy                                                       60
   Holland                                                     47
                                                     -------------
                                                              714
                                                     =============

The average number of employees of companies included in the consolidated financial statements on a pro-rata basis only is distributed as follows:

                                                        1995/96
                                                     -------------
   Germany                                                    102
   Switzerland                                                 11
   France                                                       4
   U.S.                                                         4
   Denmark                                                      1
                                                     -------------
                                                              122
                                                     =============

5.6      Remuneration of officers

Remuneration paid to the Board of Directors of the parent company, I.B. AG Holding, during the fiscal year 1995/96 totaled TDM 1,877.

Total remuneration for the Supervisory Board totaled TDM 75 for the fiscal year 1995/96.


Munich, January 1997



The Board of Directors

        DESCRIPTION OF PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed balance sheet as of September 30, 1998, is based on the historical financial statements of the Company and Infratest as of September 30, 1998 (the end of their fiscal year), after giving effect to the acquisition as if such transaction had occurred on September 30, 1998.

         The following unaudited pro forma combined condensed income statement for the nine months ended September 30, 1998, is based on the historical financial statements of the Company for the nine months ended September 30, 1998, and of Infratest for the nine months ended June 30, 1998, after giving effect to the acquisition as if such transaction had occurred on January 1, 1997. The following unaudited pro forma combined condensed income statement for the year ended December 31, 1997, is based on the historical financial statements of the Company for the year ended December 31, 1997, and of Infratest for the year ended September 30, 1997 (the end of their fiscal year), after giving effect to the acquisition as if such transaction had occurred on January 1, 1997.

         The pro forma combined condensed financial information may not be indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or which may be attained in the future.

         The pro forma adjustments are described in the accompanying notes to the pro forma combined condensed financial information. The pro forma combined condensed financial information should be read in conjunction with the notes thereto and the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998, and the consolidated financial statements of Infratest presented elsewhere in this Current Report on Form 8-K/A. The pro forma combined condensed balance sheet reflects preliminary estimates of the allocation of the purchase price and is subject to final determination. The pro forma adjustments represent management's preliminary determination of purchase accounting adjustments and are based upon available information. Consequently, the amounts reflected in the pro forma financial statements are subject to change.

                               NFO Worldwide, Inc.
                   Pro Forma Combined Condensed Balance Sheet
                            As of September 30, 1998
                                 (in thousands)

                                                                             Proforma Adjustments
                                                   NFO             IB       ---------------------- Proforma Including
                                                09/30/98        09/30/98       Amount      Note     Infratest Burke
                                              -------------- --------------------------------------------------------
Assets
Current Assets
  Cash and cash equivalents                          $6,485          $6,503                                  $12,988
  Accounts receivable:
    Trade                                            52,487          30,838                                   83,325
    Unbilled                                         12,659          36,467                                   49,126
  Prepaid expenses and other                         10,765           8,004                                   18,769
                                              -------------- ----------------------------          ------------------
      Total current assets                           82,396          81,812                                  164,208

Property and equipment, net                          29,171          13,922                                   43,093
Customer list, goodwill and other intangible assets  93,991          29,863      $90,870     A               214,724
Other assets                                          5,873          15,917                                   21,790
                                              -------------- ----------------------------          ------------------
      Total assets                                 $211,431        $141,514      $90,870                    $443,815
                                              ============== ============================          ==================

Liabilities and Stockholders' Equity
Current Liabilities:
  Current maturities of long-term debt                 $310                                                     $310
  Accounts payable                                    8,436         $12,223                                   20,659
  Accrued expenses                                   18,178          23,873                                   42,051
  Customer billings in excess of revenues earned     11,712          27,742                                   39,454
                                              -------------- ----------------------------          ------------------
    Total current liabilities                        38,636          63,838                                  102,474

Long-term debt                                       49,869          26,207     $122,800     A               198,876
Other long-term liabilities                           4,023          16,082        2,670     A                22,775
                                              -------------- ----------------------------          ------------------
    Total liabilities                                92,528         106,127      125,470                     324,125

Minority interests                                    2,709             787                                    3,496

Stockholders' Equity
Common stock                                            213              60          (60)                        213
Additional paid in capital                           62,744          17,884      (17,884)                     62,744
Retained earnings                                    55,453          16,216      (16,216)                     55,453
Accumulated other comprehensive income               (2,216)            440         (440)                     (2,216)
                                              -------------- ----------------------------          ------------------
    Total stockholders' equity                      116,194          34,600      (34,600)                    116,194
                                              -------------- ----------------------------          ------------------
Total Liabilities and stockholders' equity         $211,431        $141,514      $90,870                    $443,815
                                              ============== ============================          ==================

See notes to pro forma combined condensed financial information.

                               NFO Worldwide, Inc.
                Pro Forma Combined Condensed Statement of Income
                            As of September 30, 1998
                      (in thousands, except per share data)

                                                                             Proforma Adjustments
                                                   NFO         IB US GAAP   ---------------------- Proforma Including
                                              Thru 9/30/98    Thru 6/30/98     Amount      Note     Infratest Burke
                                              -------------- --------------------------------------------------------
Revenues                                           $180,732        $101,769                                 $282,501

Cost of revenes                                      82,393          62,016                                  144,409
SG&A                                                 73,107          31,328                                  104,435
Amortization                                          3,318             800       $2,434     B                 6,552
Depreciation                                          3,011           2,487                                    5,498
                                              -------------- ----------------------------          ------------------
  Operating income - US GAAP                         18,903           5,138       (2,434)                     21,607

Interest expense                                      1,788           1,245        7,538     C                10,571

Equity interest in affiliates and other                 394          (1,002)                                    (608)
                                              -------------- ----------------------------          ------------------
  Pre-tax profit                                     16,721           4,895       (9,972)                     11,644

Provision for income taxes                            6,885           2,268       (3,702)    D                 5,451
                                              -------------- ----------------------------          ------------------
  Net income before minority interest                 9,836           2,627       (6,270)                      6,193

Minority interest                                       428             212                                      640
                                              -------------- ----------------------------          ------------------
  Net income                                         $9,408          $2,415      ($6,270)                     $5,553
                                              ============== ============================          ==================

Pro Forma Earnings per Share:

  Basic                                               $0.45                                                    $0.26
                                              ==============                                       ==================
  Diluted                                             $0.44                                                    $0.26
                                              ==============                                       ==================

Pro Forma Weighted Average
  Number of Shares Outstanding:

  Basic                                              21,093                                                   21,093
                                              ==============                                       ==================
  Diluted                                            21,621                                                   21,621
                                              ==============                                       ==================

See notes to pro forma combined condensed financial information.

                               NFO Worldwide, Inc.
                Pro Forma Combined Condensed Statement of Income
                             As of December 31, 1997
                      (in thousands, except per share data)

                                                                             Proforma Adjustments
                                                   NFO         IB US GAAP   ---------------------- Proforma Including
                                              Thru 12/31/97   Thru 9/30/97     Amount      Note     Infratest Burke
                                              -------------- --------------------------------------------------------

Revenues                                           $190,229        $159,848                                 $350,077

Cost of revenes                                      83,357          96,400                                  179,757
SG&A                                                 76,705          49,907                                  126,612
Amortization                                          4,094           1,067       $3,245     B                 8,406
Depreciation                                          2,798           3,512                                    6,310
                                              -------------- ----------------------------          ------------------
  Operating income - US GAAP                         23,275           8,962       (3,245)                     28,992

Interest expense                                        669           2,013       10,051     C                12,733
Other expense/(income)
Equity interest in affiliates                           200          (1,752)                                  (1,552)
                                              -------------- ----------------------------          ------------------
  Pre-tax profit                                     22,406           8,701      (13,296)                     17,811

Provision for income taxes                            8,895           4,483       (4,936)    D                 8,442
                                              -------------- ----------------------------          ------------------
  Net income before minority interest                13,511           4,218       (8,360)                      9,369

Minority interest                                     1,006             117                                    1,123
                                              -------------- ----------------------------          ------------------
  Net income                                        $12,505          $4,101      ($8,360)                     $8,246
                                              ============== ============================          ==================

Pro Forma Earnings per Share:

  Basic                                               $0.62                                                    $0.41
                                              ==============                                       ==================
  Diluted                                             $0.60                                                    $0.40
                                              ==============                                       ==================

Pro Forma Weighted Average
  Number of Shares Outstanding:

  Basic                                              20,265                                                   20,265
                                              ==============                                       ==================
  Diluted                                            20,832                                                   20,832
                                              ==============                                       ==================

See notes to pro forma combined condensed financial information.

                               NFO Worldwide, Inc.
           Notes to Pro Forma Combined Condensed Financial Information
                                 (in thousands)

Notes:

(A) To record inital purchase accounting as follows:
      Initial consideration paid
           Cash to sellers (Debt Incurred By NFO)                   120,000
           Capitalized Acquisition Costs
           (Estimated)                                                2,800
           Payable to Sellers at a Future Date                        2,670
                                                              --------------
                Total Consideration                                 125,470
    Less: Net Book Value of stock/assets acquired                    34,600
                                                              --------------
           Remainder - goodwill                               $      90,870
                                                              ==============
(B)  To record additional amortization expense
      relating to newly acquired assets (28 year
      estimated useful life
           12/31/97 Income Statement                          $       3,245
           9/30/98 Income Statement                           $       2,434

(C)  To record additional interest expense to reflect
      cash paid to sellers:
           12/31/97 Income Statement                          $      10,051
           9/30/98 Income Statement                           $       7,538

(D)  To reflect tax benefit on goodwill amortization
      and acquisition related interest expense
           12/31/97 Income Statement                          $      (4,936)
           9/30/98 Income Statement                           $      (3,702)

                                  EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                          CURRENT REPORT ON FORM 8-K/A
                             DATED NOVEMBER 20, 1998

Exhibit No.                      Description                            Page No.
-----------                      -----------                            --------

   10.1* Stock Purchase Agreement dated as of November 10, 1998 by and among NFO Europe (Deutschland) GmbH & Co. KG, NFO Worldwide, Inc. (the "Company") and all of the Stockholders (the "Sellers") of Infratest Burke Aktiengesellschaft Holding ("Infratest").

   10.2* Letter Agreement dated November 17, 1998 among the Company, Infratest and the Sellers.

   10.3* Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's Adjustable Rate Series A Senior Notes due 2005 and the Company's Adjustable Rate Series B Senior Notes due 2008.

   10.4* Note Purchase Agreement dated as of November 20, 1998 between the Company and each of the purchasers signatory thereto relating to the Company's 9.84% Senior Subordinated Notes due 2008.

   10.5* Amendment dated as of November 20, 1998 to the separate Note Purchase Agreements dated as of March 9, 1998 between the Company and each of the institutions signatory thereto.

   10.6* Amendment No. 1 dated as of November 20, 1998 to the Credit Agreement dated as of March 9, 1998 by and among the Company, Fleet National Bank and The Chase Manhattan Bank, as co-agents, and the banks signatory thereto.

   23.1     Consent of Independent Public Accountants.                     67

   99.1* Press Release dated November 23, 1998 by the Company announcing the Company's private placement.

   99.2* Press Release dated November 23, 1998 by the Company announcing the Infratest acquisition.

------------------
* Previously filed